THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           ANNUAL REPORT


                           DECEMBER 31 , 2000


                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Treasury Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

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The Wright  Managed Blue Chip  Investment  Funds  consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used singly or in combination to achieve virtually any objective. Further, as they are all
"no-load"  funds  (no  commissions  or  sales  charges),   portfolio  allocation
strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Except as noted, each fund offers two classes of shares designated as Institutional Shares and Standard Shares.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) and The International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This fund only offers Standard Shares.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) (name changed to Wright U.S. Government Near Term Fund on July 1, 1998) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS

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Investment Objectives   .....................................inside front cover
Letter to Shareholders   .....................................................2
Management Discussion   ......................................................3
Performance Graphs   .........................................................8
Dividend Distributions and Investment Return   ..............................11

FINANCIAL STATEMENTS

The Wright Managed Equity Trust

         Wright Selected Blue Chip Equities Fund.............................18
         Wright Major Blue Chip Equities Fund................................20
         Wright International Blue Chip Equities Fund........................22
         Financial Highlights................................................24
         Notes to Financial Statements.......................................29


The Wright Managed Income Trust

         Wright U.S. Treasury Fund Money Market Fund.........................34
         Wright U.S. Government Near Term Fund...............................36
         Wright U.S. Treasury Fund...........................................38
         Wright Total Return Bond Fund.......................................40
         Wright Current Income Fund..........................................42
         Financial Highlights................................................44
         Notes to Financial Statements.......................................50


The Wright Blue Chip Master Portfolio Trust

         Selected Blue Chip Equities Portfolio...............................56
         International Blue Chip Equities Portfolio..........................58
         U.S. Government Near Term Portfolio.................................60
         U.S. Treasury Portfolio.............................................62
         Current Income Portfolio............................................64
         Supplementary Data..................................................66
         Notes to Financial Statements.......................................69

INVESTMENT PORTFOLIOS
         Wright Major Blue Chip Equities Fund (WMBC).........................76
         Wright Total Return Bond Fund (WTRB)................................78
         Selected Blue Chip Equities Portfolio (SBCP)........................80
         International Blue Chip Equities Portfolio (IBCP)...................82
         Wright U.S. Treasury Money Market Fund (WTMM).......................84
         U.S. Government Near Term Portfolio (NTBP)..........................85
         U.S. Treasury Portfolio (USTBP).....................................86
         Current Income Portfolio (CIFP).....................................87

LETTER TO SHAREHOLDERS

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                                                              February, 2001




Dear Shareholders:

For stocks, the year 2000 began with much hope - and hype - but it ended as the worst year for stocks since 1990, with the S&P 500 declining 9.1% in price. The bursting of the dot-com bubble resulted in major bear markets in the technology and telecommunications sectors, obscuring what was a reasonably good year for the rest of the market. While this massive rotation out of tech and telecom stocks took Nasdaq down more than 50% from its peak, the utilities, healthcare and financial sectors were all at or near record highs as 2000 ended. Tech-related weakness was also evident in stock markets around the globe, contributing to declines in all but three major markets in U.S. dollar terms.

For bonds, 2000 was a good year, with returns averaging in the 10% range. This came in spite of higher energy prices and the Federal Reserve's raising of interest rates by 100 basis points during the first half. Economic growth got slower as the year progressed, particularly in the fourth quarter, and higher oil prices failed to ignite inflation in the broader economy. Bond prices also got a boost as funds flowed out of risky stock sectors into the safety of bonds. There was even some capital flight within the bond market itself, with Treasury bonds outperforming corporate issues and quality bonds far outdistancing junk. With the Fed lowering interest rates, 10-year Treasury bond yields fell to 5.0%, a 22-month low, as 2001 opened.

After a record run of economic growth, the U.S. economy slowed during the second half of 2000 - as intended by the Federal Reserve. The question is, did the Fed tighten monetary policy one too many times last year; if so, the slowdown will overshoot the "soft landing" that the Fed has been targeting. Rather than wait to find the answer, the Fed has acted aggressively to restore confidence, cutting its federal funds rate by half a percentage point on January 3. Ultimately, Wright believes that the Fed will cut interest rates enough to avoid recession - perhaps as much as another 100 basis points over the next six months. Still, we would not be surprised to see another two quarters of sluggish GDP growth rates before the expansion moves back into the 3.5%-4.0% growth range that is the legitimate potential for our new economy.

Our take on the investment environment for the coming year is basically positive. Besides the economy's moving into a record 11th year of expansion, other pluses for the stock market in 2001 are: low inflation, rising productivity, the ongoing pay-down of U.S. Treasury debt and corporate earnings growth forecast at about 8%. While there is far better value in the stock market today than one year ago, expectations need to be kept under control; the markets are not likely to revert to their spectacular - and speculative - ways of late 1998 and 1999 during 2001. Nevertheless, the Fed's easier monetary policy should encourage investors to look beyond the current volatility to the longer-term investment fundamentals, which we believe are favorable. Seen in this light, 2000's stock market weakness has created some interesting opportunities for 2001 and beyond. In the case of bonds, yields are nearing 1998 lows, so returns are likely to remain modest. Bonds should keep investors ahead of inflation and bring greater stability to balanced portfolios, as they did during 2000.

                                                    Sincerely,

                                                     /s/Peter M. Donovan
                                                  -----------------------
                                                        Peter M. Donovan
                                                        President

MANAGEMENT DISCUSSION

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EQUITY FUNDS

Investors have just been through the first down year for stocks since 1990. For Nasdaq, last year's loss of 39% - 33% in the fourth quarter alone - made 2000 the worst year in its history. The damage was less severe in the Dow, which returned about 2% in the fourth quarter and lost 5% for the year; the S&P 500 lost 8% for the quarter and 9% for the year. Overall, U.S. market performance in 2000 qualifies as a correction, not a bear market. Measured by the FTSE World indices, Europe's market's lost 7% in dollars last year, compared to the U.S.'s 8% decline. Japan's stocks lost 29% in dollars and the rest of Asia 21% last year.

Ex technology and telecom, the S&P 500 returned 12% last year. The disparity between old-economy and new-economy stocks underlines the essential point of the 2000 stock market: investors rotated out of technology and telecom shares, including the big cap market favorites of 1999, putting these sectors in a major bear market. There were a number of places to take refuge from the decimation in technology stocks. In the fourth quarter, S&P 500 basic materials (+25%), transportation (+18%) and health care (+11%) stocks had double-digit gains. The financial, utility and health care sectors were up more than 20% for the year. Although the S&P MidCap 400 lost 4% in the fourth quarter, it returned more than 17% for all of 2000; the SmallCap 600 returned 1% for the quarter and 12% for the year.

Worry about profits drove stock prices lower last year. As 2000 began, growth expectations, especially for technology companies, were unrealistically high, and valuations were at levels that didn't allow for disappointment. The danger in this combination became obvious as economic growth began to slow and tech stocks proved susceptible to the slowdown. Profit concerns mounted in the fourth quarter as sales growth slowed, competitive pressures on prices increased, and the squeeze on margins was intensified by higher energy prices.

WIS believes that the outlook for stocks is better than their recent performance suggests. The year 2000 corrected many of the market's speculative excesses. The interest rate cut by the Federal Reserve in the first week of 2001 has given investors more reason to be positive on stocks, increasing the chances that recession will be avoided or at least minimized and that profit growth will be improving by the end of the year. WIS doesn't expect a roaring bull market in 2001 that will take the Nasdaq back to 5000, but we expect stock prices to be moderately higher at the end of the year than they were as it began.

                                    2000       1999     1998     1997     1996    1995     1994     1993     1992    1991
                                 --------
  Total Return                  Q4     Year    Year     Year     Year     Year    Year     Year     Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)   -4.8%  10.8%     5.8%     0.1%   32.7%    18.6%    30.3%    -3.5%     2.1%     4.7%   36.0%
  Major Blue Chips (WMBC)
     Standard Shares          -10.2% -12.5%    24.0%    20.4%   33.9%    17.6%    29.0%    -0.7%     1.0%     8.0%   38.9%
     Institutional Shares     -10.1% -12.4%     7.2%**     -     -          -        -        -        -        -       -
  Int'l Blue Chips (WIBC)

     Standard Shares           -8.5% -17.6%    34.3%     6.1%    1.5%    20.7%    13.6%    -1.6%    28.2%    -3.9%   17.2%
     Institutional Shares      -8.6% -17.6%    34.5%     7.5%   -6.4%*      -        -        -        -        -       -

-------------------------------------------------------------------------------------------------------------------------------

   *:For the period from July 7, 1997  (inception of offering of  institutional shares) to December 31, 1997.
 **: For the period from July 14, 1999 (inception of offering of institutional shares) to December 31, 1999.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Unlike most equities, Midcap stocks enjoyed positive returns in the second half of the year as the S&P 400 Index advanced 7.9%. The Russell Midcap Index, another broad measure of Midcap equities also forged ahead, rising 2.3%. Although Technology, the biggest sector, declined by more than 20%, all but two economic sectors posted gains in the period. The plusses outweighed the minuses by far. Financials, Consumer Staples and Utilities, classic defensive sectors, were the stars, each rising by more than 30%. Healthcare, Energy, and Materials stocks also turned in mid-teen performance on average.

The Wright Selected Blue Chip Fund recorded solidly positive results as well rising 10.8%, midway between the two benchmark indices. Five utility stocks, NiSource, Dynegy, Duke Power, Questar, and Teco Energy each soared over 50% as limited generating capacity gave pricing power to the sector. The meltdown in technology sent investors looking for a safe haven in other sectors. Financials provided one as BB&T, Commerce Bancshares, Ambac, and AFLAC all gained 50% or more. Barr Labs and Toll Brothers also produced excellent returns. On the negative side, technology reduced the overall return by over 70 basis points as the average holding declined 25%. Industrials, especially contract manufacturers, were also relatively poor performers.

During the half the WSBC Fund sold some industrial and machinery companies that could be subject to pricing pressures ahead and replaced them with outsourcing companies. In technology, the emphasis was shifted from hardware to software. At yearend, companies in the WSBC Fund were valued at about 20 times forward earnings; their annual earnings growth rate is expected to average about 22% over the next five years.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Equities Fund (WMBC) completed the year with a 12.5% decline in its Standard share class and a 12.4% decline in its Institutional share class, as compared with a 9.1% loss for the S&P 500. Following the market's overall pattern, the Fund produced a positive total return in the third quarter but experienced negative results in a volatile fourth quarter.

For the year as a whole the best sector of the portfolio was Information Technology, where a market weight was carried throughout the period. Superior stock selection enabled the Fund's holdings in Technology to decline significantly less than those of the S&P. This success was due to an industry strategy of avoiding the personal computer (PC) and PC-related stocks, which suffered the worst earnings disappointments in 2000. Stocks in the Consumer Discretionary sector also outperformed, adding about 1.1% to total return versus the S&P 500. Among the big contributors to 2000 annual Fund returns were Adobe Systems, Enron, Medtronic, Pepsi, and Citigroup.

The lagging areas of the portfolio were Health Care and Industrials, where stock selection hurt relative performance. The Health Care holdings had a total return of 27.4% versus 38.0% on the S&P sector, and the Industrials in the Fund declined 5.1% compared with the benchmark Industrials' advance of 4.9%.

The WMBC Fund is managed as a Large Cap Blend portfolio, utilizing both growth and value stocks. At December 31, 2000, its holdings averaged a P/E of 27.0 times 12-month trailing earnings as compared with the 25.0 P/E for the S&P 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Foreign stock markets overall did better than the U.S. market in the fourth quarter of 2000, but not by enough to make up for their shortfall earlier in the year. After leading its benchmarks in the first nine months of 2000, the Wright International Blue Chip Fund (WIBC) lost ground in the fourth quarter. In the October-December period, the WIBC Fund lost 8.5% compared to losses of 3.8% for the FTSE World ex U.S. index and 4% for the Morningstar average of international equity funds. For all of 2000, the WIBC lost 17.6%, compared with 13.9% for the FTSE benchmark and 16.5% for the Morningstar average.

In the fourth quarter of 2000, the WIBC Fund's overweighing in technology stocks relative to the FTSE index was largely responsible for the fund's lagging the benchmark. By quarter end, the Fund had reduced its position in technology somewhat, although it is still overweight compared to the benchmark. The Fund has increased its weight in the more defensive financial and consumer staples sectors. In terms of country allocation, which was a neutral factor in fourth-quarter performance, in the last three months the WIBC has eliminated its position in Taiwan and Singapore, reduced its weighting in the Japan and increased its holdings in Europe and Canada.

FIXED-INCOME FUNDS

Last year was the best for bonds since 1995. In the fourth quarter, Lehman Brothers' U.S. aggregate bond composite returned 4.2%, bringing its full-year return to 11.6%. Treasuries were the best sector of the fixed-income market in the fourth quarter (5.0%) and the full year (13.5%). The yield on the ten-year Treasury bond declined 134 basis points last year, half of that in the fourth quarter. Compared to the negative returns in the stock market, agency, mortgage-backed, and corporate bonds turned in respectable returns for the fourth quarter (between 3% and 5% for the Lehman averages) and the full year (9%-12%), but spreads between corporates and Treasuries reached record levels during the year. Top-quality sectors were the place to be in 2000; junk bonds performed poorly, with a number of prominent casualties.

The Federal Reserve increased interest rates by 100 basis points in the first half of 2000. The Fed held target rates steady in the second half of the year. But bonds took their cue not from the Fed but from the weak stock market. Bonds served as a safe haven from the turmoil in technology stocks, which reached a fever pitch in the fourth quarter. Slowing economic growth and easing inflation fears also favored bonds. Treasury bonds got an added boost from a shrinking supply resulting from Treasury buybacks as the budget surplus rose.

On January 3, 2001, the Federal Reserve cut the fed funds rate by 50 basis points. This surprise action undid half of 2000's tightening. WIS believes that up to 100 basis points in additional easing is possible in the first half of 2001; the consensus view is that the Fed will ease again at its scheduled meeting on January 31. WIS looks for 2001 to be a year of flat to modestly lower bond yields. This scenario takes into account slower global economic growth, easing inflation pressures and continuing fiscal discipline, along with the expected Fed rate cuts. If the soft landing turns out to be not so soft, the yield curve could go lower than we currently expect. Conversely, a strong stock market could work against bonds, most likely later in the year. Careful use of spread products should improve upon the returns from Treasury-only portfolios during 2001.

                                    2000       1999     1998     1997     1996    1995     1994     1993     1992    1991
                                 --------
  Total Return                  Q4     Year    Year     Year     Year     Year    Year     Year     Year     Year    Year
--------------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Money
    Market (WTMM)               1.4%   5.4%     4.3%     4.7%    4.8%     4.9%     5.3%     3.6%     2.5%     3.3%    n.a.
  U.S. Gov. Near-Term
    Bonds (WNTB)                2.5%   6.9%     1.9%     6.0%    5.9%     3.9%    11.9%    -3.1%     8.0%     6.3%   13.1%
  U.S. Treasury Bonds
    (WUSTB)                     4.9%  12.6%    -4.0%    10.0%    9.1%    -1.2%    28.2%    -8.6%    15.9%     7.1%   17.6%
  Total Return Bonds
    (WTRB)                      4.1%  10.6%    -3.9%     9.6%    9.3%     0.9%    22.0%    -6.6%    11.0%     7.1%   15.4%
  Current Income (WCIF)
     Standard Shares            3.4%  10.3%     0.5%     6.5%    8.6%     4.4%    17.5%    -3.3%     6.6%     6.7%   15.3%
     Institutional Shares       3.4%  10.6%     0.6%     6.6%    4.4%*      -        -        -        -        -       -
---------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT U.S. TREASURY MONEY MARKET FUND

The Wright U.S. Treasury Money Market Fund (WTMM) returned 1.4% in the fourth quarter and 5.4% for all of 2000. These are in line with the returns on the average Treasury money market fund for those periods but below the 1.5% and 6.1% returns earned by 90-day T-bills for the quarter and year, respectively.

In the final quarter of 2000, the coupon-equivalent yield on 90-day T-bills declined about 30 basis points in anticipation of the Fed's rate cut, which came the first week in January. WIS believes that the Fed could cut interest rates as much as another 100 basis points in 2001, which suggests that returns from money market funds are likely to be lower this year than last. As of the end of December 2000, the fund had an average maturity of 83 days.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near Term Fund (WNTB), which invests in short U.S. Government securities, returned 2.5% in the fourth quarter of 2000, bringing its year-to-date return to 6.9%. The fund provided solid performance relative to stocks and lower-quality bonds for the fourth quarter and for the year 2000.

For 2000, the fund lagged the returns of the Morningstar average of near-term government funds and the Lehman 1-3 year Government Bond Index. The WNTB Fund is targeted as an alternative to money market funds and keeps its duration and maturity shorter than the Lehman benchmark. At year-end, the average duration was 1.3 years, slightly shorter than the Lehman benchmark. In 2000, this shorter duration position worked against the Fund. The WNTB Fund's fourth-quarter and full-year returns compared favorably to the average returns from money market funds for the two periods.

Government bond funds performed well in the fourth quarter as slowing economic growth, declining inflation fears and a weak equity market pushed investors towards the safe haven of high quality bonds. As the year ended, the WNTB Fund had slightly more than half of its assets in U.S. agency securities with the balance in U.S. Treasuries.

WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB), which invests 100% in U.S. Treasury securities, reflected the strength of the U.S. Treasury bond market in the fourth quarter of 2000 by earning 4.9% for the period. The fund's performance was in line with fourth-quarter returns of 5.0% for the Lehman Treasury Bond Index and 4.8% for the Morningstar average of Treasury funds. For all of 2000, the WUSTB Fund returned 12.6%, ahead of the 12.3% for the Morningstar average but behind the 13.5% return of the Lehman Index.

The Federal Reserve increased interest rates by 100 basis points during the first half of 2000 but held the target rates steady in the second half of the year. Later in the year, bonds were heavily impacted from the weak stock market as bonds acted as a safe haven from the turmoil in technology stocks. For the year, yields on ten-year Treasuries dropped 133 basis points to finish the year at 5.11%; two-year Treasuries declined 112 basis points to 5.09%. In addition, slowing economic growth, easing inflation fears and a shrinking Treasury supply resulting from Treasury buybacks as the budget surplus grew helped push yields lower in 2000.

At the end of the fourth quarter, the WUSTB Fund's average maturity of 10.8 years was slightly longer than the benchmark. At the beginning of 2001, WIS is targeting a neutral-to-slightly longer maturity compared to the benchmark, reflecting the view that a slowing economy and Fed easing will result in flat to slightly lower bond yields in 2001.

WRIGHT TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB), which invests in high quality fixed income securities, returned 4.1% for the fourth quarter of 2000. For the quarter, the fund finished ahead of the 3.7% return from the Morningstar average of total return bond funds but was slightly behind the Lehman U.S. Aggregate Bond Index 4.2% return. For all of 2000, the WTRB Fund returned 10.6%, as compared with 10.1% for the Morningstar average and 11.6% for the Lehman Index. With U.S. Treasuries being the best-performing sector of the fixed-income market for the fourth quarter and the full year, the diversified WTRB Fund returned slightly less than the Wright U.S. Treasury Bond Fund in both periods.

In the fourth quarter, WIS reduced the fund's position in corporate bonds due to concern over corporate profits. The proceeds of the corporate sales went into U.S. Treasuries. At year-end, corporates were about 24% of the portfolio holdings; U.S. Treasuries were 23%. Mortgage-backed issues accounted for 32% of the Fund's holdings, slightly less than the benchmark's allocation due to concern over mortgage pre-payments. The balance of the fund held 18% in U.S. agencies and 3% in asset-backed securities. The Fund's duration at the end of the year was 4.7 years, compared with 4.6 years for the Lehman Aggregate Index. WIS is targeting a neutral-to-slightly longer maturity compared to the benchmark, reflecting the view that a slowing economy and Fed easing will result in flat to slightly lower bond yields in 2001.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is invested 100% in Ginnie Maes (mortgage-based securities with explicit backing by the Federal government). For the fourth quarter of 2000, WCIF returned 3.4%, matching the performance of the Morningstar average of government mortgage funds. For all of 2000, the WCIF Fund returned 10.3%, as compared with 10.0% for the Morningstar average. In addition, the WCIF annual returns for the three, five and ten-year periods ended December 31, 2000 were all better than the average.

Mortgage funds generated positive returns, but under-performed U.S. Treasuries in 2000. Declining Treasury yields, along with fears of increased re-financing and prepayments worried mortgage investors in 2000. As interest rates declined in the fourth quarter, lower coupon mortgage issues out performed higher coupon issues. During the quarter, the fund's allocation to lower coupon issues increased as a hedge against declining interest rates. As we enter 2001, re-financing concerns resulting from the decline in mortgage rates should keep the mortgage market volatile.

U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/90         2633.66               8.08%
      12/31/91         3168.83               6.71%
      12/31/92         3301.11               6.70%
      12/31/93         3754.09               5.83%
      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
--------------------------------------------------------------------------------

THE RESULTS OF A $10,000 INVESTMENT
------------------------------------------------------------------------------

                                    IMPORTANT

     The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception for comparison with other averages. FTSE World ex U.S. Index refers to the FTSE World excluding the United States index of 1,442 equity securities compiled by FTSE International Limited in conjunction with the Institute of Actuaries and the Faculty of Actuaries. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

WRIGHT  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/90 Through 12/31/00

                                    Annual Total Return
                              -------------------------------
                               Lst 1 Yr  Lst 5 Yrs   Lst 10 Yrs
-------------------------------------------------------------------------------

     WBC                         +10.8%   +13.0%       +12.9%
     S&P MidCap 400              +17.5%   +20.4%       +19.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/90 would have grown to $33,725 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/90          $10,000              $10,000
12/31/91          $13,598              $15,010
12/31/92          $14,239              $16,795
12/31/93          $14,533              $19,129
12/31/94          $14,022              $18,449
12/31/95          $18,275              $24,142
12/31/96          $21,670              $28,765
12/31/97          $28,755              $38,033
12/31/98          $28,795              $45,275
12/31/99          $30,452              $51,919
12/31/00          $33,725              $60,987
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND - Standard Shares

Growth of $10,000 Invested 1/1/90 Through 12/31/00

                                    Annual Total Return
                                -----------------------------
                                Lst 1 Yr Lst 5 Yrs Lst 10 Yrs
-------------------------------------------------------------------------------

     WMBC                        -12.5%   +15.5%    +14.8%
     S&P 500                      -9.1%   +18.3%    +17.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/90 would have grown to $39,913 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/90      $10,000            $10,000
  12/31/91      $13,890            $13,034
  12/31/92      $15,004            $14,025
  12/31/93      $15,154            $15,432
  12/31/94      $15,044            $15,642
  12/31/95      $19,404            $21,499
  12/31/96      $22,826            $26,422
  12/31/97      $30,556            $35,225
  12/31/98      $36,797            $45,272
  12/31/99      $45,609            $54,785
  12/31/00      $39,913            $49,795
--------------------------------------------------------------------------------

WRIGHT MAJOR BLUE CHIP EQUITIES FUND - Institutional Shares

Growth of $10,000 Invested 8/1/99* Through 12/31/00

                                    Annual Total Return
                             -----------------------------------
                               Last 1 Yr.      Since Inception*
-------------------------------------------------------------------------------

     WMBC                        -12.4%              -2.3%
     S&P 500                      -9.1%              +0.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 8/1/99 would have declined to $9,669 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date       Wright Major Blue
                   Chip Fund            S&P 500


   8/1/99         $10,000               $10,000

 12/31/99         $11,035               $11,114
 12/31/00         $ 9,669               $10,102

--------------------------------------------------------------------------------

Wright International Blue Chip Equities Fund - Standard Shares
Growth of $10,000 Invested 1/1/90 Through 12/31/00

                                    Annual Total Return
                               --------------------------------
                                Lst 1 Yr Lst 5 Yrs  Lst 10 Yrs
--------------------------------------------------------------------------------

     WIBC                       -17.6%     +7.6%     +8.8%
     FTSE World ex US Index     -13.9%     +7.2%     +8.2%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/90 would have grown to $23,227 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   FT World Ex U.S.
                   Equities Fund               Index


   12/31/90           $10,000                $10,000
   12/31/91           $11,721                $11,332
   12/31/92           $11,259                 $9,851
   12/31/93           $14,437                $13,030
   12/31/94           $14,200                $14,119
   12/31/95           $16,133                $15,594
   12/31/96           $19,477                $16,608
   12/31/97           $19,776                $16,741
   12/31/98           $20,990                $19,447
   12/31/99           $28,182                $25,637
   12/31/00           $23,227                $22,070
--------------------------------------------------------------------------------


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - Institutional Shares Growth of $10,000 Invested 8/1/97* Through 12/31/00

                                          Annual Total Return
                                  ---------------------------------
                                           Last      Since
                                          1 Year  Inception*
--------------------------------------------------------------------------------

     WIBC                                 -17.6%     +3.7%
     FTSE World ex US Index               -13.9%     +4.8%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 7/31/97 would have grown to $11,314 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright Int'l Blue Chip  FT World Ex U.S.
                     Equities Fund           Index


   07/31/97             $10,000              $10,000

   12/31/97              $9,495               $8,903
   12/31/98             $10,211              $10,343
   12/31/99             $13,733              $13,634
   12/31/00             $11,314              $11,737
--------------------------------------------------------------------------------

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 Invested 1/1/90 Through 12/31/00

                                    Annual Total Return
                             ---------------------------------

                                Lst 1 Yr Lst 5 Yrs  Lst 10 Yrs
--------------------------------------------------------------------------------

     WNTB                         +6.9%    +4.9%     +6.0%
     Lehman Govt. 1-3 Year        +8.2%    +6.0%     +6.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/90 would have grown to $17,891 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government   Lehman Gov't
                 Near Term Bond Fund       1-3 Years

   12/31/90           $10,000               $10,000

   12/31/91           $11,308               $11,167
   12/31/92           $12,015               $11,865
   12/31/93           $12,971               $12,503
   12/31/94           $12,570               $12,568
   12/31/95           $14,069               $13,930
   12/31/96           $14,624               $14,638
   12/31/97           $15,491               $15,612
   12/31/98           $16,417               $16,699
   12/31/99           $16,730               $17,195
   12/31/00           $17,891               $18,600
--------------------------------------------------------------------------------

WRIGHT U.S. TREASURY FUND

Growth of $10,000 Invested 1/1/90 Through 12/31/00

                                    Annual Total Return
                               --------------------------------
                               Lst 1 Yr  Lst 5 Yrs  Lst 10 Yrs
------------------------------------------------------------------------------

     WUSTB                       +12.6%    +5.1%     +8.1%
     Lehman Treas. Bond Index    +13.5%    +6.5%     +7.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY FUND on 12/31/90 would have grown to $21,882 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date      Wright U.S.    Lehman Treasury Bond
             Treasury Fund        Index

  12/31/90      $10,000          $10,000

  12/31/91      $11,756          $11,529
  12/31/92      $12,587          $12,361
  12/31/93      $14,589          $13,681
  12/31/94      $13,331          $13,219
  12/31/95      $17,088          $15,645
  12/31/96      $16,871          $16,066
  12/31/97      $18,404          $17,604
  12/31/98      $20,236          $19,370
  12/31/99      $19,433          $18,875
  12/31/00      $21,882          $21,426
--------------------------------------------------------------------------------

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 invested 12/31/90 through 12/31/00

                                        Annual Total Return
                                 ----------------------------------------
                                 Lst 1 Yr     Lst 5 Yrs      Lst 10 Yrs
--------------------------------------------------------------------------------

WTRB                              +10.6%        +5.1%          +7.2%
Lehman Aggregate Bond Index       +11.6%        +6.5%          +8.0%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/90 would have grown to $20,078 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/90     $10,000             $10,000

  12/31/91     $11,538             $11,600
  12/31/92     $12,360             $12,459
  12/31/93     $13,723             $13,674
  12/31/94     $12,824             $13,275
  12/31/95     $15,641             $15,727
  12/31/96     $15,782             $16,298
  12/31/97     $17,241             $17,872
  12/31/98     $18,990             $19,424
  12/31/99     $18,150             $19,265
  12/31/00     $20,078             $21,504
--------------------------------------------------------------------------------

WRIGHT CURRENT INCOME FUND - Standard Shares

Growth of $10,000 Invested 1/1/90 Through 12/31/00

                                    Annual Total Return
                            ----------------------------------
                               Lst 1 Yr  Lst 5 Yrs Lst 10 Yrs
------------------------------------------------------------------------------

     WCIF                        +10.3%    +6.0%     +7.1%
     Lehman GNMA Index           +11.1%    +7.0%     +7.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND - STANDARD SHARES on 12/31/90 would have grown to $19,940 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/90       $10,000              $10,000

          12/31/91       $11,531              $11,605
          12/31/92       $12,308              $12,464
          12/31/93       $13,119              $13,284
          12/31/94       $12,689              $13,085
          12/31/95       $14,904              $15,316
          12/31/96       $15,552              $16,163
          12/31/97       $16,884              $17,704
          12/31/98       $17,983              $18,930
          12/31/99       $18,077              $19,295
          12/31/00       $19,940              $21,438
--------------------------------------------------------------------------------

WRIGHT CURRENT INCOME FUND - Institutional Shares

Growth of $10,000 Invested 8/1/97 Through 12/31/00

                                          Annual Total Return
                                 ----------------------------------
                                           Last      Since
                                          1 Year  Inception*
-------------------------------------------------------------------------------
     WCIF                                 +10.6%     +6.1%
     Lehman GNMA Index                    +11.1%     +6.8%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND - INSTITUTIONAL SHARES on 7/31/97 would have grown to $12,231 by December 31, 2000..

The following plotting points are used for comparison in the total investment return mountain chart.

      Date            Wright Current    Lehman GNMA
                      Income Fund         Index

          07/31/97       $10,000         $10,000

          12/31/97       $10,323         $10,340
          12/31/98       $11,000         $11,057
          12/31/99       $11,065         $11,270
          12/31/00       $12,231         $12,521
--------------------------------------------------------------------------------

Dividend Distributions and Investment Return
-------------------------------------------------

                                                                                           5 Year       10 Year     Cum.
                N.A.V.     Distri-     Distri-                     Value       12 Month    Annual       Annual     Annual
  Period          Per      bution      bution       Shares       of $1,000    Investment Investment   Investment Investment
  Ending         Share     $  P/S     in Shares      Owned       Investment     Return     Return       Return     Return
--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

   1/4/83        $10.00                             100.00     $1,000.00

  Dec.99          15.13     3.264    0.228411       498.31      7,539.37         5.75%      16.78%      11.40%      12.63%

  Jan.00          14.31                             498.31      7,130.76         2.29%      15.27%      11.68%      12.19%
  Feb.00          15.32                             498.31      7,634.05        14.14%      15.67%      12.41%      12.58%
  Mar 00          14.60     1.845    0.125939       561.06      8,191.50        23.45%      17.17%      12.90%      12.98%
  Apr.00          14.42                             561.06      8,090.51        10.77%      16.37%      13.01%      12.83%
  May 00          13.92                             561.06      7,809.98         7.41%      14.88%      11.68%      12.54%
  Jun.00          14.27                             561.06      8,006.35         5.98%      14.92%      11.84%      12.63%
  Jul.00          13.89                             561.06      7,793.15         6.23%      13.57%      11.70%      12.40%
  Aug.00          15.85                             561.06      8,892.83        26.39%      16.39%      14.33%      13.17%
  Sep.00          15.63                             561.06      8,769.40        27.24%      15.24%      14.68%      13.02%
  Oct.00          15.45                             561.06      8,668.41        20.19%      15.09%      14.69%      12.88%
  Nov.00          13.93                             561.06      7.815.59         7.82%      11.87%      12.79%      12.17%
  Dec.00          13.43     1.452    0.108116       621.72      8,349.72        10.75%      13.04%      12.93%      12.52%

---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 Standard Shares

 7/22/85         $10.00                             100.00     $1,000.00

  Dec.99          16.29     0.589    0.037684       522.81      8,516.58        23.95%      24.84%      16.05%      15.99%

  Jan.00          15.74                             522.81      8,229.03        15.54%      23.70%      16.61%      15.61%
  Feb.00          15.19                             522.81      7,941.49        13.67%      21.70%      16.11%      15.24%
  Mar.00          16.28     0.176    0.010622       528.36      8,601.75        21.33%      23.40%      16.61%      15.78%
  Apr.00          15.80                             528.36      8,348.14         8.16%      22.24%      16.47%      15.45%
  May 00          15.27                             528.36      8,068.11         8.05%      20.87%      15.07%      15.09%
  Jun.00          15.57                             528.36      8,226.62         5.21%      20.77%      15.24%      15.15%
  Jul.00          15.34                             528.36      8,105.09         5.08%      19.57%      15.32%      14.95%
  Aug.00          16.54                             528.36      8,739.13        12.93%      21.10%      17.52%      15.43%
  Sep.00          15.70                             528.36      8,295.30         9.69%      19.14%      17.58%      14.94%
  Oct.00          15.53                             528.36      8,205.48         2.69%      19.04%      17.49%      14.77%
  Nov.00          13.97                             528.36      7,381.24        -9.62%      15.61%      15.32%      13.90%
  Dec.00          13.69     0.418    0.029603       544.00      7,452.86       -12.49%      15.52%      14.83%      13.89%

 Institutional Shares

 7/14/99         $10.00                             100.00     $1,000.00

  Dec.99          10.11     0.579    0.059876       105.99      1,071.53            -           -           -        7.15%

  Jan.00           9.76                             105.99      1,034.44            -           -           -        3.44%
  Feb.00           9.41                             105.99        997.34            -           -           -       -0.27%
  Mar.00          10.03     0.166    0.016259       107.71      1,080.34            -           -           -        8.03%
  Apr.00           9.74                             107.71      1,049.10            -           -           -        4.91%
  May 00           9.41                             107.71      1,013.56            -           -           -        1.36%
  Jun.00           9.62                             107.71      1,036.18            -           -           -        3.62%
  Jul.00           9.46                             107.71      1,018.94         4.94%          -           -        1.89%
  Aug.00          10.20                             107.71      1,098.65        13.26%          -           -        9.87%
  Sep.00           9.69                             107.71      1,043.72         9.98%          -           -        4.37%
  Oct.00           9.58                             107.71      1,031.87         2.78%          -           -        3.19%
  Nov.00           8.62                             107.71        928.47        -9.51%          -           -       -7.15%
  Dec.00           8.31     0.418    0.048889       112.98        938.84       -12.38%          -           -       -6.12%

-----------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

  Dec.99          18.90     2.010    0.116997       144.99      2,740.31        34.26%      14.69%      10.12%      10.29%

  Jan.00          17.63                             144.99      2,556.19        29.53%      13.83%       9.62%       9.46%
  Feb.00          19.21                             144.99      2,785.27        44.49%      15.19%      11.05%      10.29%
  Mar.00          19.33                             144.99      2,802.67        42.80%      14.12%      11.25%      10.27%
  Apr.00          18.15                             144.99      2,631.58        28.07%      12.07%      10.63%       9.53%
  May 00          17.37                             144.99      2,518.49        28.41%      10.66%       9.29%       9.01%
  Jun.00          17.99                             144.99      2,608.38        27.10%      11.21%       9.27%       9.29%
  Jul.00          17.73                             144.99      2,570.68        24.40%      10.08%       8.73%       9.07%
  Aug.00          18.21                             144.99      2,640.28        26.81%      11.52%      10.11%       9.26%
  Sep.00          17.02                             144.99      2,467.74        17.28%       9.68%      10.53%       8.52%
  Oct.00          16.12                             144.99      2,337.25         6.92%       8.61%       8.96%       7.93%
  Nov.00          15.05                             144.99      2,182.11        -8.34%       7.41%       8.43%       7.21%
  Dec.00          15.18     0.400    0.026144       148.78      2,258.50       -17.58%       7.56%       8.79%       7.48%


 Institutional Shares

 7/07/97         $10.00                             100.00     $1,000.00

  Dec.99           9.16     2.010    0.241297       147.83      1,354.09        34.49%         --          --       12.97%

  Jan.00           8.55                             147.83      1,263.92        29.84%         --          --        9.54%
  Feb.00           9.32                             147.83      1,377.75        44.96%         --          --       12.87%
  Mar.00           9.38                             147.83      1,386.62        43.21%         --          --       12.69%
  Apr.00           8.80                             147.83      1,300.88        28.21%         --          --        9.79%
  May 00           8.43                             147.83      1,246.18        28.71%         --          --        7.88%
  Jun.00           8.73                             147.83      1,290.53        27.34%         --          --        8.92%
  Jul.00           8.60                             147.83      1,271.31        24.56%         --          --        8.14%
  Aug.00           8.84                             147.83      1,306.79        27.00%         --          --        8.85%
  Sep.00           8.26                             147.83      1,221.05        17.45%         --          --        6.37%
  Oct.00           7.82                             147.83      1,156.01         7.02%         --          --        4.46%
  Nov.00           7.30                             147.83      1,079.14        -8.28%         --          --        2.26%
  Dec.00           7.15     0.400    0.055402       156.02      1,115.52       -17.62%         --          --        3.18%

----------------------------------------------------------------------------------------------------------------------------------


 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                VALUE OF $1,000           ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                 INVESTMENT           ______________________________________
   ENDING                          PER SHARE                     (a)                1  Month     3  Month     Cumulative
-----------------------------------------------------------------------------------------------------------------------------------

                                    $1,000.00

  Jan.  31                          $0.004052                  1,004.05                4.78%            -         4.78%
  Feb.  29                           0.003894                  1,007.96                4.91%            -         4.86%
  Mar.  31                           0.004261                  1,012.26                5.03%         4.93%        4.93%
  Apr.  30                           0.004233                  1,016.54                5.16%         5.06%        5.00%
  May   31                           0.004369                  1,020.98                5.16%         5.14%        5.05%
  Jun.  30                           0.004324                  1,025.40                5.28%         5.22%        5.11%
  Jul.  31                           0.004540                  1,030.05                5.36%         5.29%        5.16%
  Aug.  31                           0.004702                  1,034.90                5.55%         5.42%        5.23%
  Sep.  30                           0.004579                  1,039.64                5.59%         5.52%        5.29%
  Oct.  31                           0.004800                  1,044.63                5.67%         5.63%        5.36%
  Nov.  30                           0.004626                  1,049.46                5.64%         5.66%        5.40%
  Dec.  31                           0.004665                  1,054.35                5.51%         5.63%        5.44%
                                   ----------

      Total                         $0.053045

                                             (a): Assumes reinvestment of monthly dividends.


-------------------------------------------------------------------------------------------------------------------------------


                                                                                           5 Year       10 Year     Cum.
                N.A.V.     Distri-     Distri-                     Value       12 Month    Annual       Annual     Annual
  Period          Per      bution      bution       Shares       of $1,000    Investment Investment   Investment Investment
  Ending         Share     $  P/S     in Shares      Owned       Investment     Return     Return       Return     Return
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/99         9.93     0.044204     0.004452     332.000     3,296.76         1.91%       5.89%       6.12%       7.53%
    1/00         9.88     0.044700     0.004524     333.502     3,295.00         1.42%       5.60%       6.20%       7.48%
    2/00         9.89     0.042235     0.004270     334.926     3,312.42         2.74%       5.38%       6.22%       7.48%
    3/00         9.89     0.042645     0.004312     336.371     3,326.71         2.53%       5.36%       6.26%       7.47%
    4/00         9.87     0.042035     0.004259     337.803     3,334.12         2.52%       5.20%       6.32%       7.45%
    5/00         9.86     0.043674     0.004429     339.299     3,345.49         3.03%       4.75%       6.13%       7.43%
    6/00         9.91     0.041830     0.004221     340.732     3,376.65         3.75%       4.82%       6.11%       7.45%
    7/00         9.92     0.044721     0.004508     342.268     3,395.30         4.27%       4.93%       6.03%       7.45%
    8/00         9.94     0.043347     0.004361     343.760     3,416.98         4.78%       4.91%       6.14%       7.45%
    9/00         9.96     0.042878     0.004305     345.240     3,438.59         4.86%       4.94%       6.12%       7.45%
   10/00         9.97     0.042252     0.004238     346.703     3,458.63         5.15%       4.86%       6.06%       7.45%
   11/00        10.02     0.042350     0.004227     348.169     3,488.65         5.97%       4.85%       6.00%       7.47%
   12/00        10.08     0.045676     0.004531     349.746     3,525.44         6.94%       4.92%       5.99%       7.49%
                         ---------
   Total                 $0.518343
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/99        12.89     0.060946     0.004728     341.808     4,405.91        -3.97%       7.83%       7.53%       9.44%
    1/00        12.88     0.060999     0.004736     343.427     4,423.34        -4.06%       7.40%       7.92%       9.42%
    2/00        13.00     0.055330     0.004256     344.888     4,483.55         0.20%       7.10%       8.12%       9.46%
    3/00        13.20     0.060584     0.004590     346.471     4,573.42         1.84%       7.39%       8.37%       9.54%
    4/00        13.10     0.059648     0.004553     348.049     4,559.44         1.25%       6.97%       8.58%       9.47%
    5/00        13.05     0.061354     0.004701     349.685     4,563.39         2.59%       5.47%       8.13%       9.43%
    6/00        13.18     0.060010     0.004553     351.277     4,629.84         4.48%       5.55%       8.06%       9.47%
    7/00        13.24     0.062990     0.004758     352.949     4,673.04         5.77%       6.07%       8.06%       9.48%
    8/00        13.37     0.059905     0.004481     354.530     4,740.07         7.36%       5.97%       8.66%       9.52%
    9/00        13.28     0.047428     0.004324     356.063     4,728.52         6.39%       5.56%       8.50%       9.46%
   10/00        13.34     0.058728     0.004402     357.631     4,770.79         7.26%       5.21%       8.36%       9.47%
   11/00        13.55     0.057979     0.004279     359.161     4,866.63         9.74%       5.16%       8.16%       9.55%
   12/00        13.75     0.063608     0.004626     360.823     4,961.31        12.61%       5.08%       8.15%       9.62%
                         ---------
   Total                 $0.708563
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/99        12.10     0.077447     0.006378     333.139     4,030.98        -3.91%       7.19%       6.69%       8.85%
    1/00        12.00     0.057778     0.004815     334.743     4,016.92        -4.79%       6.71%       6.95%       8.78%
    2/00        12.07     0.057789     0.004788     336.346     4,059.69        -0.98%       6.38%       7.08%       8.81%
    3/00        12.18     0.059261     0.004865     337.982     4,116.62        -0.03%       6.51%       7.26%       8.85%
    4/00        12.06     0.058870     0.004881     339.632     4,095.96        -0.66%       6.10%       7.41%       8.77%
    5/00        12.00     0.059671     0.004973     341.321     4,095.85         0.78%       5.01%       7.00%       8.73%
    6/00        12.16     0.059492     0.004892     342.991     4,170.77         3.22%       5.22%       6.99%       8.80%
    7/00        12.20     0.059977     0.004916     344.677     4,205.06         4.77%       5.57%       6.96%       8.81%
    8/00        12.31     0.061798     0.005020     346.407     4,264.27         6.53%       5.58%       7.44%       8.85%
    9/00        12.31     0.060317     0.004900     348.105     4,285.17         5.96%       5.44%       7.42%       8.84%
   10/00        12.31     0.059302     0.004817     349.782     4,305.81         6.24%       5.19%       7.31%       8.82%
   11/00        12.47     0.059742     0.004791     351.457     4,382.67         8.08%       5.13%       7.22%       8.89%
   12/00        12.63     0.057655     0.004565     353.062     4,459.17        10.62%       5.12%       7.22%       8.95%
                         ---------
   Total                 $0.711652
-----------------------------------------------------------------------------------------------------------------------------------
  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)

   Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/99        10.09     0.052745     0.005227     254.112     2,563.99         0.52%       7.33%       7.10%       7.69%

    1/00         9.95     0.053734     0.005400     255.485     2,542.07        -0.90%       6.67%       7.10%       7.56%
    2/00        10.02     0.053413     0.005331     256.847     2,573.60         0.97%       6.36%       7.18%       7.62%
    3/00        10.12     0.052391     0.005177     258.176     2,612.74         1.92%       6.60%       7.33%       7.69%
    4/00        10.04     0.052719     0.005251     259.532     2,605.70         1.24%       6.23%       7.43%       7.62%
    5/00        10.03     0.052463     0.005231     260.889     2,616.72         2.54%       5.59%       7.13%       7.60%
    6/00        10.15     0.052546     0.005177     262.240     2,661.74         5.09%       5.84%       7.14%       7.69%
    7/00        10.14     0.053427     0.005269     263.622     2,673.12         6.05%       5.93%       7.03%       7.68%
    8/00        10.23     0.052355     0.005118     264.971     2,710.65         7.62%       5.99%       7.27%       7.74%
    9/00        10.27     0.053461     0.005206     266.350     2,735.42         6.88%       5.99%       7.29%       7.76%
   10/00        10.28     0.052467     0.005104     267.710     2,752.05         6.97%       5.96%       7.26%       7.76%
   11/00        10.37     0.052576     0.005070     269.067     2,790.22         8.43%       5.98%       7.17%       7.82%
   12/00        10.46     0.051461     0.004920     270.391     2,828.29        10.31%       5.99%       7.15%       7.87%
                         ---------
   Total                 $0.633013
--------------------------------------------------------------------------------------------------------------------------------

   Institutional Shares

 7/07/97       $10.00                               100.000    $1,000.00

   12/99         9.60     0.051664     0.005382     116.574     1,119.11         0.60%         --           --      4.63%

    1/00         9.47     0.052452     0.005539     117.220     1,110.07        -0.69%         --           --      4.15%
    2/00         9.54     0.052292     0.005481     117.863     1,124.41         1.19%         --           --      4.53%
    3/00         9.63     0.051129     0.005309     118.488     1,141.04         2.07%         --           --      4.94%
    4/00         9.55     0.051116     0.005352     119.122     1,137.62         1.36%         --           --      4.68%
    5/00         9.54     0.051433     0.005391     119.765     1,142.56         2.61%         --           --      4.70%
    6/00         9.66     0.051652     0.005347     120.405     1,163.11         5.20%         --           --      5.19%
    7/00         9.65     0.052183     0.005408     121.056     1,168.19         6.21%         --           --      5.20%
    8/00         9.74     0.051473     0.005285     121.696     1,185.32         7.87%         --           --      5.54%
    9/00         9.78     0.053291     0.005449     122.359     1,196.67         7.10%         --           --      5.70%
   10/00         9.78     0.053308     0.005451     123.026     1,203.19         7.11%         --           --      5.73%
   11/00         9.87     0.052883     0.005358     123.685     1,220.77         8.65%         --           --      6.04%
   12/00         9.96     0.051163     0.005137     124.321     1,238.10        10.63%         --           --      6.31%
                         ---------
   Total                 $0.624375

 ---------------------------------------------------------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------


ASSETS:

  Investments in portfolio, at value
    (identified cost, $37,415,157) (Note 1A) $   51,045,397
  Receivable for fund shares sold.........          166,833
  Other assets............................            3,112
                                               ------------
    Total assets..........................     $ 51,215,342
                                               ------------
LIABILITIES:

  Payable for fund shares reacquired......     $      6,082
  Accrued expenses and other liabilities..            8,019
                                               ------------
    Total liabilities.....................     $     14,101
                                               ------------
NET ASSETS................................     $ 51,201,241
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 34,695,621
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................        1,951,001
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    13,630,240
  Undistributed net investment income.....          924,379
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 51,201,241
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,812,071
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      13.43
                                               =============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   508,278
   Interest income allocated from portfolio         38,868
   Expenses allocated from portfolio......        (495,053)
                                               ------------
    Investment income.....................     $    52,093
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $    11,267
   Compensation of Trustees not employees of the
    investment adviser or administrator...           4,357
   Custodian fee (Note 1D)................          14,988
   Distribution expenses (Note 3).........         140,768
   Transfer and dividend disbursing agent fees      28,483
   Audit services.........................          18,133
   Legal services.........................           2,081
   Printing...............................           4,787
   Registration costs ....................          17,646
   Miscellaneous..........................           4,403
                                               ------------
    Total expenses........................     $   246,913
                                               ------------
  Deduct -
   Reduction of distribution expenses
    by principal underwriter (Note 3) ....     $  (35,758)
                                               ------------
      Net expenses........................     $   211,155
                                               ------------
        Net investment loss...............     $ (159,062)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $ 7,617,593
  Change in unrealized depreciation
   of investments ........................      (1,953,601)
                                               ------------

  Net realized and unrealized gain on
   investments............................     $ 5,663,992
                                               ------------

    Net increase in net assets from
     operations...........................     $ 5,504,930
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST

-------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

                                                                                                   Year Ended
                                                                                                   December 31
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $   (159,062)         $    509,531
     Net realized gain on investments...........................................        7,617,593            41,165,564
     Change in unrealized appreciation of investments...........................       (1,953,601)          (40,029,553)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations                          $  5,504,930          $  1,645,542
                                                                                      ------------          ------------
   Distributions to shareholders (Note 1F) -
     From net investment income ................................................     $          -          $   (448,820)
     From net realized gain.....................................................      (12,357,950)          (16,856,408)
                                                                                      ------------          ------------
       Total distributions......................................................     $(12,357,950)         $(17,305,228)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 4) -...........     $(16,493,096)         $(130,757,524)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(23,346,116)         $(146,417,210)

NET ASSETS:

   At beginning of year.........................................................       74,547,357           220,964,567
                                                                                      ------------          ------------
   At end of year...............................................................     $ 51,201,241          $ 74,547,357
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $    924,379          $    924,527
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $129,055,163
    Unrealized appreciation...............       7,960,729
                                               ------------

  Total investments, at value (Note 1A)...     $137,015,892

  Cash....................................         134,442
  Receivable for fund shares sold.........         182,537
  Receivable for investments sold.........       2,096,657
  Dividend and interest receivable........          82,810
  Receivable from investment adviser......           4,335
  Other assets............................           3,104
                                               ------------
    Total assets..........................     $139,519,777
                                               ------------

LIABILITIES:

  Payable for investments purchased.......     $   653,661
  Payable for fund shares reacquired......       1,013,314
  Transfer agent fee payable..............          11,540
  Line of credit (Note 7).................       1,110,000
  Accrued expenses and other liabilities..          11,576
                                               ------------
    Total liabilities.....................     $ 2,800,091
                                               ------------
NET ASSETS................................     $136,719,686
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $133,716,832
  Accumulated undistributed net realized loss
   on investments (computed on the basis
   of identified cost)....................      (4,745,388)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    7,960,729
  Distributions in excess of net
   investment income......................        (212,487)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $136,719,686
                                               =============
  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   ---------------
    Net assets............................     $135,261,919
                                               =============
    Shares of beneficial interest outstanding     9,881,637
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $     13.69
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 1,457,767
                                               =============
    Shares of beneficial interest outstanding      175,499
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $      8.31
                                               =============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $ 1,529,713
   Interest income........................         114,474
                                               ------------
    Investment income.....................     $ 1,644,187
                                               ------------
  Expenses -

   Investment adviser fee (Note 2)........     $   826,415
   Administrator fee - (Note 2)...........         222,387
   Compensation of Trustees not employees of the
    investment adviser or administrator...           4,357
   Custodian fee - Standard shares (Note 1D)        68,115
   Custodian fee - Institutional shares (Note 1D)      741
   Distribution expenses -
    Standard shares (Note 3)..............         385,946
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          58,592
    - Institutional shares................              20
   Printing...............................           3,632
   Audit services.........................          32,066
   Legal services.........................           1,935
   Registration costs - Standard shares...          20,183
   Registration costs - Institutional shares         8,430
   Miscellaneous..........................          20,034
                                               ------------
    Total expenses........................     $ 1,652,853
                                               ------------
  Deduct -
   Allocation of expenses to the
    investment adviser (Note 2) ..........     $    (4,335)
                                               ------------
      Net expenses........................     $ 1,648,518
                                               ------------
        Net investment loss...............     $    (4,331)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   595,107
  Change in unrealized depreciation
   of investments.........................     (20,558,435)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(19,963,328)
                                               ------------

   Net decrease in net assets from
    operation.............................     $(19,967,659)
                                               =============



See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund

                                                                                                   Year Ended
                                                                                                   December 31
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $     (4,331)         $    285,438
     Net realized gain on investments...........................................          595,107             7,887,196
     Change in unrealized appreciation (depreciation) of investments............      (20,558,435)           16,582,999
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $(19,967,659)         $ 24,755,633
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net investment income - Standard shares...............................     $         --          $   (285,301)
     In excess of net investment income - Standard shares.......................          (99,711)              (40,529)
     From net realized gain - Standard shares...................................       (5,793,708)           (4,869,756)
     From net realized gain - Institutional shares..............................         (112,436)              (49,123)
     In excess of net realized gain - Institutional shares......................               --               (57,483)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (6,005,855)         $ (5,302,192)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)
     Standard shares............................................................     $ 16,539,553          $ 74,094,629
     Institutional shares.......................................................     $   (241,856)         $  1,968,967
                                                                                      ------------          ------------
   Net increase in net assets from fund share transactions......................     $ 16,297,697          $ 76,063,596
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $ (9,675,817)         $ 95,517,037

NET ASSETS:

   At beginning of year.........................................................      146,395,503            50,878,466
                                                                                      ------------          ------------
   At end of year...............................................................     $136,719,686          $146,395,503
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF YEAR...............................................................     $   (212,487)         $   (212,713)
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------


ASSETS:

  Investment in portfolio, at value
   (identified cost, $119,671,733) (Note 1A) $  128,849,460
  Receivable for fund shares sold.........           17,230
                                               ------------
    Total assets..........................     $128,866,690
                                               ------------


LIABILITIES:

  Payable for fund shares reacquired......     $     51,451
  Transfer agent fee payable..............           10,880
  Distributions payable...................            1,214
  Accrued expenses and other liabilities..            5,724
                                               ------------
    Total liabilities.....................     $     69,269
                                               ------------
NET ASSETS................................     $128,797,421
                                               =============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $122,022,313
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......      (3,824,778)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)     9,177,727
  Undistributed net investment income.....        1,422,159
                                               ------------

   Net assets applicable to outstanding
    shares................................     $128,797,421
                                               =============

  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   --------------
    Net assets............................     $110,868,419
                                               =============
    Shares of beneficial interest outstanding     7,304,775
                                               =============
    Net asset value, offering price, and redemption
    price per share of beneficial interest     $      15.18
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 17,929,002
                                               =============
    Shares of beneficial interest outstanding     2,506,146
                                               =============
    Net asset value, offering price, and
    redemption price per share
      of beneficial interest..............     $       7.15
                                               =============

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio   $  3,085,523
   Interest income allocated from                  551,163
   Less: Foreign taxes allocated from portfolio   (196,758)
   Expenses allocated from portfolio......      (1,685,178)
                                               ------------
    Investment income.....................     $ 1,754,750
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $    25,305
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,357
   Custodian fee - Standard shares (Note 1D)        18,798
   Custodian fee - Institutional shares (Note 1D)   10,170
   Distribution expenses-Standard shares (Note 3)  331,318
   Transfer and dividend disbursing agent fees
    -Standard shares......................          50,572
   Transfer and dividend disbursing agent fees
    -Institutional shares.................           4,010
   Printing...............................           4,736
   Interest expense.......................          31,995
   Audit services.........................          18,133
   Legal services.........................           2,080
   Registration costs - Standard shares...          20,805
   Registration costs - Institutional shares        10,818
   Miscellaneous..........................          29,689
                                               -----------
    Total expenses........................     $   562,786
                                               ------------
        Net investment income.............     $ 1,191,964
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $16,091,374
  Change in unrealized depreciation
   of investments and translation of assets and
   liabilities in foreign currencies from
   portfolio..............................     (45,042,363)
                                               ------------
   Net realized and unrealized loss on
   investments............................    $(28,950,989)
                                               ------------

    Net decrease in net assets from
     operations...........................    $(27,759,025)
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund (WIBC)


                                                                                                   Year Ended
                                                                                                   December 31
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $  1,191,964          $     (3,489)
     Net realized gain on investments...........................................       16,091,374            33,096,688
     Change in unrealized appreciation (depreciation) of investments............      (45,042,363)           12,487,904
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $(27,759,025)         $ 45,581,103
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net investment income -
       Standard shares..........................................................     $          -          $          -
       Institutional shares.....................................................                -                     -
     From net realized gain -
       Standard shares..........................................................       (2,886,508)          (17,985,521)
       Institutional shares.....................................................         (951,423)           (4,888,914)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (3,837,931)         $(22,874,435)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) -
       Standard shares..........................................................     $ (9,859,758)         $(67,103,489)
       Institutional shares.....................................................       (1,610,293)            4,423,914
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(11,470,051)         $(62,679,575)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(43,067,007)         $(39,972,907)

NET ASSETS:

   At beginning of year.........................................................      171,864,428           211,837,335
                                                                                      ------------          ------------
   At end of year...............................................................     $128,797,421          $171,864,428
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $  1,422,159          $    389,024
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund                        2000(6)        1999         1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 15.130     $  17.630    $  19.200    $  17.730    $ 16.830
                                                               --------     --------     --------     --------     --------

Income (loss) from investment operations:

     Net investment income (loss)* .........                  $ (0.041)    $   0.181    $   0.095    $   0.133    $  0.204
     Net realized and unrealized gain (loss)                     1.638         0.638       (0.139)       5.172       2.886
                                                               --------     --------     --------     --------     --------

         Total income (loss)
         from investment operations.........                  $  1.597     $   0.819    $  (0.044)   $   5.305    $  3.090
                                                               --------     --------     --------     --------     --------

Less distributions:

     Dividends from investment income.......                  $  -         $  (0.055)   $  (0.090)   $  (0.145)   $ (0.200)
     Distributions from capital gains.......                    (3.297)       (3.264)      (1.366)      (3.690)     (1.990)
     In excess of net realized gain on investments                -            -           (0.070)      -              -
                                                               --------     --------     --------     --------     --------

         Total distributions................                  $ (3.297)    $  (3.319)   $  (1.526)   $  (3.835)   $ (2.190)
                                                               --------     --------     --------     --------     --------

Net asset value, end of year................                  $ 13.430     $  15.130    $  17.630    $  19.200    $ 17.730
                                                              ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                    10.75%         5.75%        0.14%       32.70%      18.57%

Ratios/Supplemental Data*:

     Net assets, end of year (000 omitted)..                  $  51,201    $  74,547    $ 220,965    $ 259,411    $208,166
     Ratio of net expenses to average net assets                  1.26%(3)     1.16%(3)     1.11%(3)    1.08%(3)    1.04%

     Ratio of net expenses after custodian fee
        reduction to average net assets(5)..                      1.25%(3)     1.15%(3)     1.11%(3)    1.08%(3)    1.04%
     Ratio of net investment income (loss) to average
        net assets..........................                     (0.28%)       0.36%        0.46%       0.75%       1.15%
     Portfolio turnover rate  ..............                        55%(4)      106%(4)       78%(4)      10%(2)      43%(2)

----------------------------------------------------------------------------------------------------------------------------------

* For the years ended December 31, 2000 and 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                2000          1999
                                                            -----------------------------

     Net investment income (loss) per share.                  $ (0.051)    $   0.151
                                                              ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.33%(3)     1.22%(3)
                                                              ==========   ==========
         Expenses after custodian fee reduction(5)               1.32%(3)     1.21%(3)
                                                              ==========   ==========
         Net investment income (loss).......                    (0.35%)       0.30%
                                                              ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(6)Certain per share amounts are based on average shares outstanding.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                           2000(4)       1999(4)       1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 16.290     $  13.670    $  12.020    $  12.450     $ 12.650
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

     Net investment income (loss)(1) .......                  $ (0.001)    $   0.042    $   0.091    $   0.100     $  0.064
     Net realized and unrealized gain (loss)                    (2.005)        3.202        2.324        3.515        2.131
                                                              --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                  $ (2.006)    $   3.244    $   2.415    $   3.615     $  2.195
                                                              --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $  -         $  (0.039)   $  (0.055)   $  (0.085)    $ (0.120)
     In excess of investment income.........                    (0.010)       (0.006)       -            -            -
     Distributions from capital gains.......                    (0.584)       (0.579)      (0.710)      (3.960)      (2.275)
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (0.594)    $  (0.624)   $  (0.765)   $  (4.045)    $ (2.395)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.690     $  16.290    $  13.670    $  12.020     $ 12.450
                                                              ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................                   (12.49%)       23.95%       20.43%       33.86%       17.63%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $ 135,262    $ 144,359    $  50,878    $  27,721     $ 25,815
     Ratio of net expenses to average net assets                  1.06%(6)     1.05%        1.07%(2)     1.08%(2)      1.08%(2)

     Ratio of net expenses after custodian fee
        reduction to average net assets ....                     1.06%         1.05%        1.05%(2)     1.05%(2)     1.05%(2)
     Ratio of net investment income (loss) to
        average net assets .................                    (0.00%)(5)     0.27%        0.49%        0.68%        0.90%
     Portfolio turnover rate................                       88%           59%          36%          89%          45%

----------------------------------------------------------------------------------------------------------------------------------

(1)The distributor and/or investment adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                              1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share........                               $   0.034    $   0.052    $   0.049     $  0.061
                                                                           ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................                                   1.10%        1.28%        1.43%        1.12%
                                                                           ==========   ==========   ==========   ==========
       Expenses after custodian fee reduction(2)                               1.10%        1.26%        1.40%        1.09%
                                                                           ==========   ==========   ==========   ==========
       Net investment income................                                   0.22%        0.28%        0.33%        0.86%
                                                                           ==========   ==========   ==========   ==========

-----------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net shares.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                                        2000 (3)                  1999(3)++
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Institutional Shares

Net asset value, beginning of year..........                               $  10.110                 $  10.000
                                                                            --------                  --------
Income (loss) from investment operations:

     Net investment income(1) ..............                               $   0.007                 $   0.001
     Net realized and unrealized gain (loss)                                  (1.223)                    0.688
                                                                             --------                  --------
         Total income (loss)
         from investment operations.........                               $  (1.216)                $   0.689
                                                                            --------                  --------

Less distributions:

     Distributions from capital gains.......                               $  (0.584)                $  (0.267)
     Distributions in excess of capital gains                                                           (0.312)
                                                                            --------                  --------

         Total distributions................                               $  (0.584)                $  (0.579)
                                                                           --------                  --------

Net asset value, end of year................                               $   8.31                  $  10.110
                                                                           ==========                ==========

Total Return(2) ............................                                 (12.38%)                    7.15%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                               $   1,458                 $   2,037
     Ratio of net expenses to average net assets                               1.00%(4)                  1.19%+
     Ratio of net investment income to average
        net assets .........................                                   0.70%                     0.02%+
     Portfolio turnover rate................                                     88%                       59%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2000 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or the administrator and distributor reduced their fees. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                              2000                      1999++
----------------------------------------------------------------------------------------------------------------------------------

     Net investment income (loss) per share.                               $  (0.020)                $  (0.001)
                                                                           ==========                ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                                   1.25%                     1.22%+
                                                                           ==========                ==========
         Net investment loss................                                  (0.18%)                   (0.01%)+
                                                                           ==========                ==========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3)Certain per share amounts are based upon average shares outstanding.
(4)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.00%.

+  Annualized.
++ For the period from July 14, 1999 (inception of offering Institutional shares) to December 31, 1999.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                   2000(5)       1999(5)       1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------


                                                                               Standard Shares

----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                    $18.900      $16.020      $16.020      $16.690     $14.770
                                                              ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:

     Net investment income (loss) ..........                    $ 0.135     $ (0.004)     $ 0.078      $ 0.185     $ 0.128
     Net realized and unrealized gain (loss)                     (3.455)       5.181        0.868        0.048+      2.902
                                                              ---------    ---------    ---------    ---------    ---------

         Total income (loss)
         from investment operations.........                   $ (3.320)     $ 5.177      $ 0.946      $ 0.233     $ 3.030
                                                              ---------    ---------    ---------    ---------    ---------

Less distributions:

     Dividends from investment income.......                    $ -          $ -         $ (0.070)    $ (0.163)   $ (0.100)
     Distributions from capital gains.......                     (0.400)      (2.297)      (0.876)      (0.740)     (1.010)
                                                              ---------    ---------    ---------    ---------    ---------


         Total distributions................                   $ (0.400)    $ (2.297)    $ (0.946)    $ (0.903)   $ (1.110)
                                                              ---------    ---------    ---------    ---------    ---------

Net asset value, end of year................                    $15.180      $18.900      $16.020      $16.020     $16.690
                                                             ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                    (17.58%)      34.26%        6.14%        1.54%      20.73%

Ratios/Supplemental Data

     Net assets, end of year (000 omitted)..                   $110,868     $147,610      $193,327     $212,698    $268,732
     Ratio of total expenses to average daily net assets          1.49%(3)     1.49%(3)      1.35%(3)     1.31%(3)    1.30%

     Ratio of net investment income (loss) to average
        daily net assets                                          0.76%       (0.02%)       0.42%+       0.82%       0.82%
     Portfolio turnover rate  ..............                        53%(4)      105%(4)       66%(4)        4%(2)      29%(2)

----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Certain per share amounts are based on average shares outstanding.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------
Financial Highlights

                                                                                        Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                                 2000(4)      1999(4)       1998         1997*
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                         Institutional Shares

Net asset value, beginning of year..........                               $   9.160    $   8.750    $   9.130     $ 10.000
                                                                            --------     --------     --------      --------

Income (loss) from Investment Operations:

     Net investment income .................                               $   0.070    $   0.014    $   0.159     $  0.006
     Net realized and unrealized gain (loss)                                  (1.680)       2.693        0.487       (0.646)+
                                                                            --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                               $  (1.610)   $   2.707    $   0.646     $ (0.640)
                                                                            --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                               $   -        $   -        $  (0.150)    $  -
     Distributions from capital gains.......                                  (0.400)      (2.297)      (0.876)      (0.230)
                                                                            --------     --------     --------      --------

         Total distribution.................                               $  (0.400)   $  (2.297)   $  (1.026)    $ (0.230)
                                                                            --------     --------     --------      --------

Net asset value, end of year ...............                               $   7.150    $   9.160    $   8.750     $  9.130
                                                                            =========    =========    =========    =========

Total return(1) ............................                                  (17.62%)      34.49%        7.54%      (6.37%)

Ratios/Supplemental Data:

     Net assets, end of year (000 omitted)..                               $  17,929    $  24,254    $  18,511     $ 45,094
     Ratio of total expenses to average daily
       net assets...........................                                   1.30%(2)     1.28%(2)     1.12%(2)     1.16%(2)++
     Ratio of net investment income to average daily
       net assets...........................                                   0.87%        0.16%        0.73%      0.15%++
     Portfolio turnover rate................                                   53%(3)      105%(3)       66%(3)       4%(5)

-----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

++ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (98.5% and 99.4% at December 31, 2000 for WBC and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

D. Expense Reduction - The funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the fund's Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                         Accumulated Undistrib-
                         uted Net Realized Gain
                          (Loss) on Investment       Undistributed
              Paid-In     and Foreign Currency       Net Investment
              Capital         Transactions            Income (Loss)
------------------------------------------------------------------------------

WBC        $   161,311       $ (320,225)            $ 158,914
WMBC           565,875         (670,143)              104,268
WIBC        16,238,187      (16,079,358)             (158,829)

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 2000, only WMBC and WIBC had an institutional share class.

J. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2000, for WMBC the effective annual rate was 0.53%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the fund, $4,335 of expenses were allocated to the investment adviser for WMBC-Institutional Shares. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2000, the effective annual rate was 0.02% for WBC, 0.14% for WMBC, and 0.02% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC, the principal underwriter made a reduction of its fee by $35,758. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2000, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2000                 December 31, 1999
                                                             -----------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
------------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................   1,229,504    $  18,316,639       1,547,222     $  26,874,487
   Issued to shareholders in payment of distributions
    declared..............................................     726,990       10,252,952       1,009,272        14,480,550
   Reacquired............................................   (3,072,920)     (45,062,687)    (10,158,221)     (172,112,561)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................  (1,116,426)   $ (16,493,096)     (7,601,727)    $(130,757,524)
                                                            ============= =================  ============= =================

Wright Major Blue Chip Equities Fund -- Standard Shares

   Sold..................................................    4,835,365    $  75,778,634       8,075,051     $ 119,260,766
   Issued to shareholders in payment of distributions
    declared.............................................      346,519        5,123,195         297,328         4,636,894
   Reacquired.............................................  (4,162,980)     (64,362,276)     (3,232,621)      (49,803,031)
                                                            -----------   --------------     -----------    --------------

     Net increase.........................................   1,018,904    $  16,539,553       5,139,758     $  74,094,629
                                                            ============= ===============   ============= =================

Wright Major Blue Chip Equities Fund -- Institutional Shares

   Sold..................................................       65,428    $     631,000         199,068     $   1,950,361
   Issued to shareholders in payment of distributions
    declare..............................................       12,360          111,144          11,013           106,606
   Reacquired.............................................    (103,702)        (984,000)         (8,668)          (88,000)
                                                            -----------   --------------     -----------    --------------

     Net increase (decrease)..............................     (25,914)   $    (241,856)        201,413     $   1,968,967
                                                            ============= ===============   ============= =================

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................   6,364,651    $ 113,493,806       5,014,606     $  80,196,748
   Issued to shareholders in payment of distributions
    declared..............................................     155,700        2,382,647         875,950        14,725,621
   Reacquired.............................................  (7,025,315)    (125,736,211)    (10,146,203)     (162,025,858)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................    (504,964)   $  (9,859,758)     (4,255,647)    $ (67,103,489)
                                                            ============= ==============    ============= =================

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Sold...................................................      77,877    $     675,724               -     $           -
   Issued to shareholders in payment of distributions
    declared..............................................     127,588          921,183         588,052         4,888,914
   Reacquired.............................................    (346,222)      (3,207,200)        (55,919)         (465,000)
                                                            -----------   --------------     -----------    --------------

   Net increase (decrease)................................    (140,757)   $  (1,610,293)        532,133     $   4,423,914
                                                            ============= ==============   =============   ===============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                       Year Ended
                                    December 31, 2000
                               ----------------------------
                                 Wright Major Blue Chip
                                      Equities Fund
-------------------------------------------------------------------------------


Purchases.......................      $ 118,445,035
                                      ================
Sales...........................      $ 107,953,339
                                      ================

-------------------------------------------------------------------------------

     Increases and decreases in each fund's investment in its corresponding Portfolio for the year ended December 31, 2000 were as follows:

                                    WBC            WIBC
-------------------------------------------------------------------------------

Increases...................   $18,911,484    $114,855,509
Decreases...................   (48,359,914)   (130,337,378)

-------------------------------------------------------------------------------

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

                                               Wright Major
                                                 Blue Chip
                                               Equities Fund

-------------------------------------------------------------------------------


Aggregate cost..........................    $ 129,406,563
                                             =============

Gross unrealized appreciation...........    $  21,283,022
Gross unrealized depreciation...........      (13,673,693)
                                             -------------

Net unrealized appreciation.............    $   7,609,329
                                             =============

-------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. At December 31,2000, loans outstanding under the credit facility totaled $1,110,000 for WMBC. WSBC and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2000.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Independent Auditors' Report

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wright Major Blue Chip Equities Fund, Wright Selected Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund, (The Wright Managed Equity Trust [the Trust]) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned funds of The Wright Managed Equity Trust as of December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 16, 2001

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------


ASSETS:

  Total investments, at amortized cost
   (Note 1A)..............................     $ 43,203,356
  Cash....................................          337,872
  Receivable for fund shares sold.........          155,953
  Other assets............................            2,216
                                               ------------
    Total assets..........................     $ 43,699,397
                                               ------------


LIABILITIES:

  Distributions payable...................     $     47,742
  Payable for fund shares reacquired......           29,698
  Accrued expenses and other liabilities..           13,954
                                               ------------
    Total liabilities.....................     $     91,394
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 43,608,003
                                               ==============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       43,608,003
                                               ==============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       1.00
                                               ==============



+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at December 31, 2000 is the same as the market value.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 2,909,402
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $   173,013
   Administrator fee (Note 3).............          35,358
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1C)................          42,003
   Transfer and dividend disbursing agent fees      33,227
   Printing...............................           6,630
   Audit services.........................          33,925
   Legal services.........................           1,258
   Registration costs.....................          23,405
   Miscellaneous..........................           6,190
                                               ------------
    Total expenses........................     $   357,623
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C)...     $    (5,112)
   Reduction of investment adviser fee
    (Note 3)..............................        (125,928)
                                               ------------
    Total deductions......................     $  (131,040)
                                               ------------
    Net expenses..........................     $   226,583
                                               ------------
      Net investment income...............     $ 2,682,819
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+



                                                                                                   Year Ended
                                                                                                   December 31
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   Net investment income........................................................     $  2,682,819          $  3,343,342
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (2,682,819)         $ (3,343,342)
                                                                                      ------------          ------------

   Fund share transactions+ -
     Proceeds from shares sold..................................................     $124,102,755          $203,310,392
     Reinvestment of dividends..................................................        1,988,758             2,487,831
     Cost of shares reacquired..................................................     (145,010,685)         (234,594,040)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(18,919,172)         $(28,795,817)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(18,919,172)         $(28,795,817)

NET ASSETS:
   At beginning of year.........................................................       62,527,175            91,322,992
                                                                                      ------------          ------------

   At end of year...............................................................     $ 43,608,003          $ 62,527,175
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $39,222,567) (Note 1A)$ 39,288,130
   Receivable for fund shares sold........             216
   Receivable from investment adviser.....          10,539
                                               ------------
    Total assets..........................     $39,298,885
                                               ------------


LIABILITIES:

  Distributions payable...................     $    66,640
  Payable for fund shares reacquired......          16,469
  Transfer fee payable....................           4,345
  Accrued expenses and other liabilities..           2,637
                                               ------------
    Total liabilities.....................     $    90,091
                                               ------------
NET ASSETS................................     $39,208,794
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $47,249,065
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (8,143,340)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)       65,563
  Undistributed net investment income.....          37,506
                                               ------------
   Net assets applicable to outstanding
    shares................................     $39,208,794
                                               ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.       3,889,768
                                               ==============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $      10.08
                                               ==============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio  $   2,727,125
   Expenses allocated from portfolio......        (290,960)
                                               ------------
    Investment income.....................     $ 2,436,165
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $     8,770
   Compensation of Trustees not employees of
    the investment adviser or administrator          5,057
   Custodian fee (Note 1C)................          15,168
   Distribution expenses (Note 4).........         109,614
   Transfer and dividend disbursing agent fees      20,087
   Printing...............................           2,242
   Audit services.........................           8,110
   Legal services.........................           1,258
   Registration costs.....................          15,794
   Miscellaneous..........................           2,787
                                               ------------
    Total expenses........................     $   188,887
                                               ------------

Deduct -
   Reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (52,657)
   Allocation of expenses to investment
    adviser...............................         (10,539)
                                               ------------

    Total deductions......................     $  (63,196)
                                               ------------

    Net expenses..........................     $   125,691
                                               ------------
      Net investment income...............     $ 2,310,474
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $  (237,342)
  Net change in unrealized appreciation
   of investments.........................         776,470
                                               ------------

   Net realized and unrealized gain on
    investments...........................     $   539,128
                                               ------------

    Net increase in net assets from operations $ 2,849,602
                                               ==============



See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)


                                                                                                   Year Ended
                                                                                                   December 31
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,310,474          $  3,914,502
     Net realized loss on investment transactions...............................         (237,342)             (341,916)
     Change in unrealized appreciation (depreciation) of investments............          776,470            (2,270,040)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  2,849,602          $  1,302,546
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (2,286,414)         $ (3,898,323)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $(14,179,269)         $(36,500,892)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(13,616,081)         $(39,096,669)

NET ASSETS:
   At beginning of year.........................................................       52,824,875            91,921,544
                                                                                      ------------          ------------
   At end of year...............................................................     $ 39,208,794          $ 52,824,875
                                                                                     =============         =============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $     37,506          $     13,446
                                                                                     =============         =============
See notes to financial statements

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $15,971,916)(Note 1A)  $16,503,394
  Receivable from investment adviser......          12,030
  Receivable for fund shares sold.........          12,000
                                               ------------
    Total assets..........................     $16,527,424
                                               ------------


LIABILITIES:

  Distributions payable...................     $    25,082
  Transfer agent fee payable..............           2,030
  Accrued expenses and other liabilities..           2,798
                                               ------------
    Total liabilities.....................     $    29,910
                                               ------------

NET ASSETS................................     $16,497,514
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $16,006,100
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)      (62,409)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      531,478
  Undistributed net investment income.....          22,345
                                               ------------

   Net assets applicable to outstanding
    shares................................     $ 16,497,514
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       1,200,120
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.75
                                               ==============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio    $ 1,467,934
   Expenses allocated from portfolio......        (160,583)
                                               ------------
    Investment income.....................     $ 1,307,351
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $     4,522
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1C)................          15,171
   Distribution expenses (Note 4).........          56,180
   Transfer and dividend disbursing agent fees       9,929
   Printing...............................           2,060
   Audit services.........................           1,250
   Legal services.........................           1,258
   Registration costs.....................          16,518
   Miscellaneous..........................           9,688
                                               ------------
    Total expenses........................     $   119,190
                                               ------------

Deduct -
   Reduction of distribution expenses by
   principal underwriter (Note 4).........     $   (52,963)
   Allocation of expenses to investment
    adviser...............................          12,030
                                               ------------
    Total deductions......................     $   (64,993)

    Net expenses..........................     $    54,197
                                               ------------
      Net investment income...............     $ 1,253,154
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $   (71,625)
  Net change in unrealized appreciation
   of investments.........................       1,398,316
                                               ------------

   Net realized and unrealized gain on
    investments...........................     $ 1,326,691
                                               ------------

    Net increase in net assets from
     operation...........................      $ 2,579,845
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------
Wright U.S. Treasury Fund (WUSTB)


                                                                                                   Year Ended
                                                                                                   December 31
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,253,154          $  2,741,299
     Net realized gain (loss) on investment transactions........................          (71,625)              856,694
     Change in unrealized appreciation (depreciation) of investments............        1,398,316            (5,938,057)
                                                                                      -----------          ------------

       Net increase (decrease) in net assets resulting from operations..........     $  2,579,845          $ (2,340,064)
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,230,809)         $ (2,727,598)
     From net realized gain.....................................................                -              (732,979)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (1,230,809)         $ (3,460,577)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $(16,044,018)         $(30,263,221)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $(14,694,982)         $(36,063,862)

NET ASSETS:
   At beginning of year.........................................................       31,192,496            67,256,358
                                                                                      ------------          ------------

   At end of year...............................................................     $ 16,497,514          $ 31,192,496
                                                                                     =============         =============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $     22,345          $          -
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)+


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $63,924,906
    Unrealized appreciation...............         950,975
                                               ------------

  Total investments, at value (Note 1A)...     $64,875,881

  Cash....................................           2,955
  Interest receivable.....................         977,922
  Receivable for fund shares sold.........              84
  Other assets............................          29,338
                                               ------------
    Total assets..........................     $65,886,180
                                               ------------


LIABILITIES:

  Distributions payable...................     $    67,796
  Payable for fund shares reacquired......          29,855
  Accrued expenses and other liabilities..          13,882
                                               ------------
    Total liabilities.....................     $   111,533
                                               ------------

NET ASSETS................................     $65,774,647
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $67,918,614
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (3,087,253)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      950,975
  Distributions in excess of net investment
   income.................................          (7,689)
                                               ------------

   Net assets applicable to outstanding
    shares...............................      $65,774,647
                                               ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.       5,208,762
                                               ==============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $     12.63
                                               ==============



+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 4,837,132
                                               ------------

    Investment income.....................     $ 4,837,132
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $   295,515
   Administrator fee (Note 3).............          64,785
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1C)................          47,685
   Distribution expenses (Note 4).........         169,824
   Transfer and dividend disbursing agent fees      25,520
   Interest expense.......................           2,361
   Printing...............................           3,788
   Audit services.........................          41,725
   Legal services.........................           1,258
   Registration costs.....................          19,005
   Miscellaneous..........................           7,985
                                               ------------
    Total expenses........................     $    682,065
                                               ------------
  Deduct -
   Reduction of custodian fee (Note 1C)...     $    (4,602)
                                               ------------
    Net expenses..........................     $   677,463
                                               ------------
      Net investment income...............     $ 4,159,669
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(3,025,017)
  Net change in unrealized appreciation
   of investments.........................       5,833,520
                                               ------------

   Net realized and unrealized gain on
    investments...........................     $ 2,808,503
                                               ------------

    Net increase in net assets from
     operations...........................     $ 6,968,172
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Total Return Bond Fund (WTRB)


                                                                                                   Year Ended
                                                                                                   December 31
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  4,159,669          $  5,659,743
     Net realized gain (loss) on investment transactions........................       (3,025,017)               83,209
     Change in unrealized appreciation (depreciation) of investments............        5,833,520           (10,280,970)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets resulting from operations..........     $  6,968,172          $ (4,538,018)
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -...............................................     $ (4,152,042)         $ (5,659,743)
     In excess of net investment income.........................................                -                (3,634)
     From net realized gain.....................................................                -               (83,209)
     In excess of realized gains................................................                -               (63,002)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (4,152,042)         $ (5,809,588)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $(24,377,688)         $(18,253,539)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $(21,561,558)         $(28,601,145)

NET ASSETS:
   At beginning of year.........................................................       87,336,205           115,937,350
                                                                                      ------------          ------------

   At end of year...............................................................     $ 65,774,647          $ 87,336,205
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $     (7,689)         $    (15,316)
                                                                                     =============         =============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

--------------------------------------------------------------------------------


ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $93,331,225) (Note 1A)......     $93,650,233
    Receivable for fund shares sold.......         193,571
    Receivable from investment adviser....          14,231
                                               ------------
    Total assets..........................     $93,858,035
                                               ------------


LIABILITIES:

  Distributions payable...................     $   139,054
  Transfer agent fee payable..............           5,170
  Accrued expenses and other liabilities..           3,758
                                               ------------
    Total liabilities.....................     $   147,982
                                               ------------


NET ASSETS................................     $93,710,053
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $95,249,655
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,518,793)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      319,008
  Distributions in excess of net investment
   income.................................        (339,817)
                                               ------------

   Net assets applicable to outstanding
    shares................................    $ 93,710,053
                                               ==============
Computation of net asset value, offering and redemption price per share:
  Standard Shares:
  ---------------
   Net assets.............................     $68,015,354
                                               ============
   Shares of beneficial interest outstanding     6,500,921
                                               ============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................     $     10.46
                                               ============
  Institutional Shares:
  --------------------
   Net assets.............................     $25,694,699
                                               ============

   SHARES OF BENEFICIAL INTEREST OUTSTANDING     2,580,071
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $      9.96
                                               ============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio    $ 6,868,404
   Expenses allocated from portfolio......        (590,288)
                                               ------------

    Investment income.....................     $ 6,278,116
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $    18,926
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee -
    Standard shares (Note 1C).............          10,972
    Institutional shares (Note 1C)........          10,169
   Distribution expenses  -
    Standard shares (Note 4)..............         178,889
   Transfer and dividend disbursing agent fees
    Standard shares.......................          18,748
    Institutional shares..................           4,911
   Printing...............................           8,161
   Audit services.........................           8,110
   Legal services.........................           1,080
   Registration costs -
    Standard shares.......................          15,497
    Institutional shares..................          10,081
   Miscellaneous..........................           1,489
                                               ------------
    Total expenses........................     $   289,647
                                               ------------

  Deduct -
   Reduction of distribution expenses
    - Standard shares
      by principal underwriter (Note 4)...     $   (15,896)
   Allocation of expenses to investment adviser
    - Institutional shares................         (14,231)
                                               ------------

    Total deductions......................     $   (30,127)
                                               ------------

    Net expenses..........................     $   259,520
                                               ------------

      Net investment income...............     $ 6,018,596
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (377,452)
  Change in unrealized appreciation
   of investments.........................       3,810,257
                                               ------------

   Net realized and unrealized gain on
    investments...........................       3,432,805
                                               ------------

    Net increase in net assets from
     operations...........................     $ 9,451,401
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)


                                                                                                   Year Ended
                                                                                                   December 31
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  6,018,596          $  6,464,702
     Net realized loss on investment transactions...............................         (377,452)             (199,779)
     Change in unrealized appreciation (depreciation) of investments............        3,810,257            (5,633,814)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  9,451,401          $    631,109
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (4,452,554)         $ (5,019,888)
       Institutional shares.....................................................       (1,565,198)           (1,431,824)
     In excess of net investment income -
       Standard shares..........................................................          (10,769)                    -
       Institutional shares.....................................................                -                     -
                                                                                      ------------          ------------

       Total distributions......................................................     $ (6,028,521)         $ (6,451,712)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets
     from Fund share transactions (Note 5) -
       Standard shares..........................................................     $(10,939,449)         $ (9,277,546)
       Institutional shares.....................................................        1,400,194             1,431,824
                                                                                      ------------          ------------

       Net decrease in net assets from fund share transactions..................     $ (9,539,255)         $ (7,845,722)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $ (6,116,375)         $(13,666,325)

NET ASSETS:
   At beginning of year.........................................................       99,826,428           113,492,753
                                                                                      ------------          ------------

   At end of year...............................................................     $ 93,710,053          $ 99,826,428
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (339,817)         $   (308,119)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund                          2000          1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.............                 $1.00        $1.00        $1.00         $1.00        $1.00

Income from investment operations:

   Net investment income(1)....................                0.0530       0.0420       0.0460        0.0474       0.0475


Less distributions:

   Dividends from net Investment income........               (0.0530)     (0.0420)     (0.0460)      (0.0474)     (0.0475)
                                                              --------     --------     --------     --------      --------

   Total distributions.........................               (0.0530)     (0.0420)     (0.0460)      (0.0474)     (0.0475)
                                                              --------     --------     --------     --------     --------

Net asset value, end of year...................                 $1.00        $1.00        $1.00         $1.00        $1.00
                                                              =========    =========    =========    =========    =========

Total return(2) ...............................                  5.44%        4.29%        4.73%         4.84%        4.85%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted).....               $43,608      $62,527      $91,323      $87,059      $95,184
   Ratio of net expenses to average net assets(3)               0.46%        0.45%        0.45%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3) .......                0.45%(4)      -            -             -            -
   Ratio of net investment income to average net assets        5.33%        4.19%         4.61%        4.74%        4.73%

-------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................                 $0.0505      $0.0402      $0.0444      $0.0460      $0.0452
                                                              ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):

   Expenses....................................                   0.71%        0.63%        0.61%        0.59%        0.67%
                                                              ==========   ==========   ==========   ==========   ==========
   Expenses after custodian fee reduction......                   0.70%           -            -            -            -
                                                              ==========   ==========   ==========   ==========   ==========
   Net investment income ......................                   5.08%        4.01%        4.45%        4.60%        4.51%
                                                              ==========   ==========   ==========   ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

(4)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit the expense ratio to 0.45%.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund                           2000          1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $  9.930     $  10.270    $  10.240    $  10.240     $ 10.450
                                                               --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.525     $   0.534    $   0.549    $   0.599     $  0.606
   Net realized and unrealized gain (loss)..                     0.143        (0.343)       0.048+      (0.010)      (0.212)
                                                               --------     --------     --------     --------      --------

     Total income from

        investment operations...............                  $  0.668     $   0.191    $   0.597    $   0.589     $  0.394
                                                               --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $ (0.518)    $  (0.531)   $  (0.567)   $  (0.589)    $ (0.604)
                                                               --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.518)    $  (0.531)   $  (0.567)   $  (0.589)    $ (0.604)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.080     $   9.930    $  10.270    $  10.240     $ 10.240
                                                              =========    =========    =========    =========     ========
Total return(2) ............................                     6.94%        1.91%         5.98%        5.93%        3.94%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..                  $ 39,198     $ 52,825     $  91,922    $ 102,565     $130,325
   Ratio of net expenses to average net assets                   0.98%(4)     0.91%(4)      0.88%(4)     0.87%(4)     0.80%

   Ratio of expenses after custodian fee
      reduction to average net assets(5)  ..                     0.95%(4)(7)  0.90%(4)      0.87%(4)     0.87%(4)     0.80%

   Ratio of net investment income to average
      net assets............................                     5.27%         5.27%        5.38%       5.82%        5.90%
   Portfolio turnover rate  ................                       65%(6)         0%(6)       10%(6)       4%(3)       28%(3)

----------------------------------------------------------------------------------------------------------------------------------

(1)For certain periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2000          1999         1998         1997
                                                          -------------------------------------------------------

     Net investment income per share........                  $  0.511     $   0.526    $   0.546    $   0.597
                                                              =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.13%(4)      0.99%(4)     0.91%(4)     0.89%(4)
                                                              =========    =========    =========    =========
         Expenses after custodian fee reduction(5)               1.10%(4)      0.98%(4)     0.90%(4)     0.89%(4)
                                                              =========    =========    =========    =========
         Net investment income..............                     5.13%         5.19%        5.35%        5.80%
                                                              =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(4)  Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.

(6)  Represents portfolio turnover rate of the fund's corresponding portfolio.
(7)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Fund                                       2000          1999         1998         1997         19963
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.890     $  14.400    $  13.950    $  13.580     $ 14.710
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1) ................                  $  0.737     $   0.722    $   0.724    $   0.721     $  0.769
   Net realized and unrealized gain (loss)..                     0.842        (1.282)       0.632        0.462       (0.973)
                                                              --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............                  $  1.579     $  (0.560)   $   1.356    $   1.183     $ (0.204)
                                                              --------     --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.719)    $  (0.716)   $  (0.741)   $  (0.703)    $ (0.756)
   Distributions from capital gains.........                     -            (0.234)      (0.165)      (0.110)      (0.170)
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.719)    $  (0.950)   $  (0.906)   $  (0.813)    $ (0.926)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.750     $  12.890    $  14.400    $  13.950     $ 13.580
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                    12.61%      (3.97%)         9.95%        9.08%      (1.23%)

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..                  $  16,498    $  31,192    $  67,256    $  74,158     $ 54,978
     Ratio of net expenses to average net assets                  0.97%(5)     0.92%(5)     0.94%(5)     1.01%(5)     0.90%

     Ratio of net expenses after custodian fee
        reduction to average net assets(6)..                     0.95%(5)(8)   0.90%(5)     0.90%(5)     0.87%(5)       -
     Ratio of net investment income
        to average net assets...............                     5.55%         5.26%        5.09%        5.34%        5.50%
   Portfolio turnover rate  ................                       74%(7)        0%(7)         7%(7)        1%(4)       65%(4)

---------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                2000          1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.700     $   0.703    $   0.721    $   0.720     $  0.769
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses   ..............................                     1.26%(5)      1.06%(5)     0.96%(5)     1.02%(5)     0.90%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction6 .                     1.24%(5)      1.04%(5)     0.92%(5)     0.88%(5)    -
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     5.27%         5.12%        5.07%        5.33%        5.50%
                                                              =========    =========    =========    =========    =========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Certain of the per share data are based on average shares outstanding.
(4)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(5)Includes each fund's share of its corresponding portfolio's allocated expenses.
(6)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(7)Represents portfolio turnover rate at the fund's corresponding portfolio.
(8)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright Total Return Bond Fund                                   2000          1999         1998         1997        1996(3)
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.100     $  13.310    $  12.930    $  12.500     $ 13.120
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income ...................                  $  0.712     $   0.679    $   0.680    $   0.690     $  0.720
   Net realized and unrealized gain (loss)..                     0.530        (1.190)       0.524        0.427       (0.631)
                                                              --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............                  $  1.242     $  (0.511)   $   1.204    $   1.117     $  0.089
                                                              --------     --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.712)    $  (0.680)   $  (0.690)   $  (0.687)    $ (0.709)
   Dividends in excess of net investment income                  -            (0.000)(4)   -             -             -
   Distributions from capital gains.........                     -            (0.011)      (0.133)       -             -
   In excess of net realized gain on investments                 -            (0.008)      (0.001)       -             -
                                                               --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.712)    $  (0.699)   $  (0.824)   $  (0.687)    $ (0.709)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 12.630     $ 12.100     $ 13.310     $  12.930     $ 12.500
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                    10.62%      (3.91%)        9.56%         9.25%        0.87%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..                  $ 65,775     $ 87,336     $115,937     $  80,004     $ 91,382
   Ratio of net expenses to average net assets                   0.96%        0.90%        0.90%         0.90%        0.80%
   Ratio of net expenses after custodian fee
     reduction to average net assets(5) ....                     0.95%        0.90%        0.90%         0.90%        0.80%
   Ratio of net investment income to average
      net assets............................                     5.84%        5.36%        5.18%         5.50%        5.70%
   Portfolio turnover rate..................                       61%          31%          26%           34%          96%

---------------------------------------------------------------------------------------------------------------------------------

(1)For the year ended December 31, 1999, the investment adviser reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                               1999

   Net investment income per share..........                               $  0.678
                                                                           ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                                   0.91%
                                                                           ==========
     Expenses after custodian fee reduction.                                   0.91%
                                                                           ==========
     Net investment income..................                                   5.35%
                                                                           ==========

-------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Certain of the per share data are based on average shares outstanding.
(4)Represents less than $(0.001) per share.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------
Financial Highlights

                                                                            Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund                                     2000(5)       1999(5)       1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.090     $  10.660    $  10.630    $  10.430    $ 10.670
                                                               --------     --------     --------     --------     --------
Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.631     $   0.620    $   0.646    $   0.658    $  0.674
   Net realized and unrealized gain (loss)..                     0.372        (0.570)       0.028        0.206      (0.239)
                                                               --------     --------     --------     --------     --------
       Total income from

          investment operations.............                  $  0.943     $   0.050    $   0.674    $   0.864    $  0.435
                                                               --------     --------     --------     --------     --------

Less distributions:

   Dividends from net investment income.....                  $ (0.631)    $  (0.620)   $  (0.643)   $  (0.664)   $ (0.675)
   In excess of net investment income.......                    (0.002)        -           (0.001)       -           -
                                                              --------     --------     --------     --------     --------

       Total distributions..................                  $ (0.633)    $  (0.620)   $  (0.644)   $  (0.664)   $ (0.675)
                                                              --------     --------     --------     --------     --------

Net asset value, end of year................                  $ 10.460     $  10.090    $  10.660    $  10.630    $ 10.430
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                    10.31%         0.52%        6.51%        8.56%        4.35%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..                  $  68,015    $  76,452    $  90,262    $  76,217     $64,623
   Ratio of net expenses to average net assets                    0.95%(4)(8)  0.91%(4)     0.90%(4)     0.89%(4)    0.90%(4)

   Ratio of net expenses after custodian fee
      reduction to average net assets(7) ...                     0.95%(4)(8)   0.91%(4)     0.90%(4)      0.89%(4)   0.90%(4)

   Ratio of net investment income
      to average net assets.................                     6.22%         6.02%        6.03%        6.44%       6.50%
   Portfolio turnover rate .................                       6%(6)        0%(6)        1%(6)        3%(3)       9%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2000, 1999, 1998 and 1997, the principal underwriter reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2000          1999         1998         1997
                                                             ---------------------------------------------------

     Net investment income per share........                  $  0.629     $   0.615    $   0.644    $   0.652
                                                              =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     0.97%(4)      0.96%(4)     0.92%(4)     0.95%(4)
                                                              =========    =========    =========    =========
         Expenses after custodian fee reduction(7)               0.97%(4)     0.96%(4)     0.92%(4)     0.95%(4)
                                                              =========    =========    =========    =========
         Net investment income..............                     6.20%         5.97%        6.01%        6.38%
                                                              =========    =========    =========    =========
-----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(8)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                        Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund - continued                                       2000(5)      1999(5)       1998         1997*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........                               $   9.600    $  10.150    $  10.120     $ 10.000
                                                                            --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income  ..................                               $   0.625    $   0.620    $   0.619     $  0.313
   Net realized and unrealized gain (loss)..                                   0.359       (0.560)       0.026        0.120
                                                                            --------     --------     --------      --------

       Total income from

          investment operations.............                               $   0.984    $   0.060    $   0.645     $  0.433
                                                                            --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                               $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
   In excess of net investment income.......                                   -            -            -           (0.000)(4)
                                                                            --------     --------     --------      --------

       Total distributions..................                               $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                                            --------     --------     --------      --------

Net asset value, end of period..............                               $   9.960    $   9.600    $  10.150     $ 10.120
                                                                            =========    =========    =========    =========
Total return(10).............................                                  10.63%        0.60%        6.56%        4.40%

Ratios/Supplemental Data:(1)

   Net assets, end of period (000 omitted)..                               $  25,695    $  23,374    $  23,231     $ 21,801
   Ratio of net expenses to average net assets                                 0.70%(2)     0.70%(2)     0.75%(2)     0.48%(2)(3)

   Ratio of net expenses after custodian fee
      reduction to average net assets(8) ...                                   0.70%(2)(9)  0.70%(2)     0.75%(2)     0.48%(2)(3)

   Ratio of net investment income
      to average net assets.................                                   6.46%        6.23%        6.11%        4.70%(3)
   Portfolio turnover rate .................                                     6%(6)       0%(6)         1%(6)      3%(7)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the year ended December 31, 2000, the principal underwriter reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                               2000

   Net investment income per share..........                               $  0.619
                                                                           ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                                   0.76%(2)
                                                                           ==========
     Expenses after custodian fee reduction.                                   0.76%(2)
                                                                           ==========
     Net investment income..................                                   6.40%
                                                                           ==========

------------------------------------------------------------------------------------------------------------------------------

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Annualized.
(4)Represents less than $(0.001) per share.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(8)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(9)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit expense ratios to 0.70%.
(10) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

* For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.99%,
91.21%, and 99.99% at December 31, 2000 for WNTB, WUSTB, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The funds are in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000. The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSTB, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Trust, for federal income tax purposes, had capital loss carryovers of $71,216 (WTMM), $8,135,469 (WNTB), $71,893 (WUSTB), $2,814,402 (WTRB), and $1,381,058 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

    12/31     WTMM      WNTB      WTRB     WUSTB     WCIF
-------------------------------------------------------------------------------

     2001  $   -    $   -       $    -      $  -   $      -
     2002      1,921 6,936,070       -         -     676,782
     2003      1,315   376,568       -         -     215,933
     2004     13,981        -        -         -     113,252
     2005      4,550   188,862       -         -      19,428
     2006      2,146    62,582       -         -          -
     2007     35,284   297,581       -         -      66,159
     2008     12,019   273,806  2,814,402  71,893    289,504
-------------------------------------------------------------------------------

     At December 31, 2000, net capital losses of $272,851 for WTRB, $7,871 for WNTB, and $137,735 for WCIF attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 2000, only WCIF had an institutional share class.

H. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.



(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In    Realized Gain (Loss)  Investment
               Capital        on Investment       Income

-------------------------------------------------------------------------------
WNTB      $(2,957,673)        $2,957,673              -
WCIF                -            (21,773)         21,773
-------------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2000, for WTMM and WTRB the effective annual rate was 0.34% and 0.41%, respectively. The Portfolios have engaged Wright to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.) To enhance the net income of the funds, Wright made a reduction of its investment adviser fee by $125,928 for WTMM. In addition, Wright assumed $14,231 of expenses on behalf of WCIF Institutional shares.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2000, the effective annual rate was 0.07% for WTMM, 0.01% for WNTB, 0.02% for WUSTB, 0.09% for WTRB, and 0.02% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSTB, and WCIF, the Principal
Underwriter made a reduction of its fee by $52,657, $64,993, and $15,896, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2000, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                   December 31, 2000                December 31, 1999
                                                             ---------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
----------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sales................................................   1,667,611    $  16,550,537       1,075,305     $ 10,923,918
     Issued to shareholders in payment of
       distributions declared.............................     132,652        1,317,819         234,392         2,134,222
     Redemptions..........................................  (3,229,879)     (32,047,625)     (4,937,269)      (49,559,032)
                                                            -----------   --------------     -----------    --------------

         Net decrease.....................................  (1,429,616)   $ (14,179,269)     (3,627,572)    $ (36,500,892)
                                                            ============= =================  ============= =================

Wright U.S. TREASURY Fund--
     Sales................................................     116,758    $   1,539,944         629,153         9,000,043
     Issued to shareholders in payment
       of distributions declared..........................      63,037          832,310         147,786         2,366,619
     Redemptions..........................................  (1,399,714)     (18,416,272)     (3,028,254)      (41,629,883)
                                                            ----------    --------------     -----------    --------------

         Net decrease.....................................  (1,219,919)   $ (16,044,018)     (2,251,315)    $ (30,263,221)
                                                            ============= =================  ============= =================

Wright Total Return Bond Fund--
     Sales...............................................    1,269,912    $  15,583,668       3,332,918      $ 42,519,725
     Issued to shareholders in payment
       of distributions declared..........................     255,788        3,123,392         369,267         4,298,435
     Redemptions..........................................  (3,534,998)     (43,084,748)     (5,191,831)      (65,071,699)
                                                            ----------    --------------     -----------    --------------

         Net decrease.....................................  (2,009,298)   $ (24,377,688)     (1,489,646)    $ (18,253,539)
                                                            ============= =================  ============= =================


Wright Current Income Fund -- Standard Shares

     Sales................................................   2,313,418    $  23,557,659       2,134,187      $ 22,254,853
     Issued to shareholders in payment
       of distributions declared..........................     263,223        2,675,755         318,512         3,027,283
     Redemptions..........................................  (3,656,461)     (37,172,863)     (3,337,993)      (34,559,692)
                                                            -----------   --------------     -----------    --------------

         Net increase (decrease)..........................  (1,079,820)   $ (10,939,449)       (885,294)    $  (9,277,556)
                                                            ============= =================  ============= =================

Wright Current Income Fund-- Institutional Shares
     Issued to shareholders in payment
       of distributions declared..........................     161,682    $   1,565,194         145,647     $   1,431,824
     Redemptions..........................................     (16,802)        (165,000)              -                 -
                                                            -----------   --------------     -----------    --------------

         Net increase.....................................     144,880    $   1,400,194         145,647     $   1,431,824
                                                            ============= =================  ============= =================

----------------------------------------------------------------------------------------------------------------------------------

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                   Year Ended Dec. 31, 2000
                                         Wright Total
                                       Return Bond Fund

-------------------------------------------------------------------------------

Purchases--
   Non-U.S. Obligations                 $  18,201,085
                                        ==============
   U.S. Gov't Obligations               $  24,783,025
                                        ==============

Sales--
   Non-U.S. Gov't Obligation            $  36,307,460
                                        ==============
   U.S. Gov't Obligations               $  25,516,359
                                        ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the year ended December 31, 2000 were as follows:

                         WNTB         WUSTB        WCIF
-------------------------------------------------------------------------------

Increases           $16,553,797   $1,529,063   $23,398,160
Decreases           (33,203,980) (18,908,740)  (39,445,934)

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
------------------------------------------------------------------------------


Aggregate cost............................  $  63,924,906
                                             =============
Gross unrealized appreciation.............  $   1,551,419
Gross unrealized depreciation.............       (600,444)
                                              ------------

Net unrealized depreciation...............  $     950,975
                                             =============


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 2000.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Income Trust (the Trust) (comprised of the Wright U.S. Treasury Money Market Fund, Wright U.S. Government Near Term Fund, Wright U.S. Treasury Fund, Wright Total Return Bond Fund, and Wright Current Income Fund) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Income Trust as of December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 16, 2001

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 37,915,870
    Unrealized appreciation...............       13,797,151
                                               ------------
    Total investments, at value (Note 1A).     $ 51,713,021

  Cash....................................           96,605
  Dividends and interest receivable.......           11,399
  Deferred organization expenses (Note 1C)            9,284
  Other assets............................              987
                                               ------------
    Total Assets..........................     $ 51,831,296
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $      7,836
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 51,823,460
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 38,026,309
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    13,797,151
                                               ------------
    Total.................................     $ 51,823,460
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   515,176
   Interest...............................          39,399
                                               ------------
    Total income..........................     $   554,575
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   323,944
   Administrator fee (Note 2).............          83,865
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1D)................          45,817
   Interest expense.......................          13,004
   Audit fees.............................          30,257
   Amortization of organization expenses (Note 1C)   5,755
   Miscellaneous..........................             129
                                               ------------
    Total expenses........................     $   505,385
                                               ------------

   Deduct -
    Reduction of custodian fee (Note 1D)..     $    (3,616)
                                               ------------

         Net expenses.....................     $   501,769
                                               ------------
            Net investment income.........     $    52,806
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 7,612,090
  Change in unrealized appreciation
   of investments ........................      (1,875,548)
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $ 5,736,542
                                               ------------

    Net increase in net assets
       from operations....................     $ 5,789,348
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)

                                                                                                   Year Ended
                                                                                                   December 31

----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     52,806          $    952,543
     Net realized gain on investments...........................................        7,612,090            41,111,687
     Change in unrealized appreciation
       of investments...........................................................       (1,875,548)          (39,940,696)
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  5,789,348          $  2,123,534
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 18,911,484          $ 28,835,743
     Withdrawals................................................................      (48,359,914)         (177,133,426)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(29,448,430)         $(148,297,683)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(23,659,082)         $(146,174,149)

NET ASSETS:

   At beginning of year.........................................................       75,482,542           221,656,691
                                                                                      ------------          ------------

   At end of year...............................................................     $ 51,823,460          $ 75,482,542
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $119,531,682
    Unrealized appreciation...............        9,292,858
                                               ------------
    Total investments, at value (Note 1A).     $128,824,540

  Cash....................................            2,258
  Foreign currency, at value
   (identified cost $619,934).............          628,106
  Receivable for fund shares sold.........          517,955
  Tax reclaim receivable..................          202,318
  Dividends and interest receivable.......           83,318
  Deferred organization expenses (Note 1C)            9,284
  Other assets............................            3,312
                                               ------------
    Total Assets..........................     $130,271,091
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $    628,106
  Payable for open forward foreign currency
   exchange contracts (Notes 1H & 5)......            5,643
  Accrued expenses and other liabilities..           40,150
                                               ------------
   Total Liabilities......................     $    673,899
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $129,597,192
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $120,315,234
  Unrealized appreciation of investments
   and foreign currency transactions (computed
   on the basis of identified cost).......        9,281,958
                                               ------------
    Total.................................     $129,597,192
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 3,102,304
   Interest...............................         554,392
   Less: Foreign taxes....................        (197,864)
                                               ------------
    Total income..........................     $ 3,458,832
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $ 1,192,273
   Administrator fee (Note 2).............         211,655
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1D)................         259,430
   Audit fees.............................          28,533
   Amortization of organization expenses
    (Note 1C).............................           5,755
   Miscellaneous..........................          46,489
                                               ------------
    Total expenses........................     $ 1,746,749
                                               ------------
     Net investment income................     $ 1,712,083
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions (identified
   cost basis)                                $ 16,133,436
  Change in unrealized depreciation of
   investments and translation of assets and
   liabilities in foreign currencies......     (45,237,647)
                                               ------------

  Net realized and unrealized loss on
   investments and foreign currency.......     $(29,104,211)
                                               ------------

    Net decrease in net assets
       from operations....................     $(27,392,128)
                                               =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)

                                                                                                   Year Ended
                                                                                                   December 31
--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,712,083          $    554,862
     Net realized gain on investments...........................................       16,133,436            32,973,325
     Change in unrealized appreciation (depreciation) of investments............      (45,237,647)           12,787,420
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from operations....................     $(27,392,128)         $ 46,315,607
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $114,855,509          $ 80,846,539
     Withdrawals................................................................     (130,337,378)         (166,921,499)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(15,481,869)         $(86,074,960)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(42,873,997)         $(39,759,353)

NET ASSETS:

   At beginning of year.........................................................      172,471,189           212,230,542
                                                                                      ------------          ------------

   At end of year...............................................................     $129,597,192          $172,471,189
                                                                                     =============         =============

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 38,694,510
    Unrealized appreciation...............           65,563
                                               ------------
    Total investments, at value (Note 1A).     $ 38,760,073

  Cash....................................              344
  Interest receivable.....................          630,784
  Deferred organization expenses (Note 1C)            8,286
  Other...................................              958
                                               ------------
    Total assets..........................     $ 39,400,445
                                               ------------


LIABILITIES:
  Notes payable...........................     $    105,000
  Accrued interest expense................              140
  Accrued expenses and other liabilities..            7,163
                                               ------------
    Total liabilities.....................     $    112,303
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 39,288,142
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 39,222,579
  Unrealized appreciation of investments
   (computed on the basis of identified cost)        65,563
                                               ------------
    Total.................................     $ 39,288,142
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 2,727,125
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   182,500
   Administrator fee (Note 2).............          39,855
   Compensation of Trustees not employees of
    the investment adviser or administrator  m       2,614
   Custodian fee (Note 1D)................          42,642
   Audit fees.............................          26,741
   Interest expense.......................           1,442
   Miscellaneous..........................           1,509
   Amortization of organization expenses
    (Note 1C).............................           5,790
                                               ------------
    Total expenses........................     $   303,093
                                               ------------

   Deduct -
    Reduction of custodian fee (Note 1D)..        (12,133)
                                               ------------
       Net expenses.......................     $   290,960
                                               ------------
         Net investment income............     $ 2,436,165
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (237,342)
  Net change in unrealized appreciation
   of investments.........................         776,470
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $   539,128
                                               ------------
    Net increase in net assets
       from operations....................     $ 2,975,293
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)

                                                                                                   Year Ended
                                                                                                   December 31
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,436,165          $  4,159,396
     Net realized loss on investments...........................................         (237,342)             (341,915)
     Change in unrealized appreciation (depreciation) of investments............          776,470            (2,270,040)
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  2,975,293          $  1,547,441
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 16,553,797          $ 11,025,277
     Withdrawals................................................................      (33,203,980)          (51,809,661)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(16,650,183)         $(40,784,384)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(13,674,890)         $(39,236,943)

NET ASSETS:

   At beginning of year.........................................................       52,963,032            92,199,975
                                                                                      ------------          ------------

   At end of year...............................................................     $ 39,288,142          $ 52,963,032

See notes to financial statements                                                     =============         =============

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000
------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 17,125,081
    Unrealized appreciation...............          587,286
                                               ------------
    Total investments, at value (Note 1A).     $ 17,712,367

  Cash....................................           84,428
  Interest receivable.....................          295,548
  Deferred organization expenses (Note 1C)            8,231
  Other assets............................              430
                                               ------------
    Total assets..........................     $ 18,101,004
                                               ------------
LIABILITIES:
  Accrued expenses and other liabilities..     $      5,933
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 18,095,071
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 17,507,785
  Unrealized depreciation of investments
   (computed on the basis of identified cost)       587,286
                                               ------------
    Total.................................     $ 18,095,071
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 1,577,388
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   100,759
   Administrator fee (Note 2).............          22,378
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1D)................          34,441
   Audit fees.............................          23,816
   Interest expense.......................           1,652
   Amortization of organization expenses
    (Note 1C).............................           5,806
   Miscellaneous..........................             263
                                               ------------
    Total expenses........................     $   191,729
                                               ------------

   Deduct -..............................
    Reduction of investment adviser fee
       (Note 2)...........................         (15,108)
    Reduction of custodian fee (Note 1D)..          (4,013)
                                               ------------
      Total deductions....................     $   (19,121)
                                               ------------
      Net expenses........................     $   172,608
                                               ------------
        Net investment income.............     $ 1,404,780
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (73,914)
  Net change in unrealized appreciation
   of investments.........................       1,508,234
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $ 1,434,320
                                               ------------
    Net increase in net assets
       from operations....................     $ 2,839,100
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)

                                                                                                   Year Ended
                                                                                                   December 31

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,404,780          $  2,963,464
     Net realized gain (loss) on investments....................................          (73,914)              847,235
     Change in unrealized appreciation (depreciation) of investments............        1,508,234            (5,992,168)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $  2,839,100          $ (2,181,469)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  1,928,556          $ 11,578,470
     Withdrawals................................................................      (20,425,740)          (42,973,499)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(18,497,184)         $(31,395,029)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(15,658,084)         $(33,576,498)

NET ASSETS:

   At beginning of year.........................................................       33,753,155            67,329,653
                                                                                      ------------          ------------

   At end of year...............................................................     $ 18,095,071          $ 33,753,155

See notes to financial statements                                                   =============         =============

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 92,638,385
    Unrealized appreciation...............          319,008
                                               ------------
    Total investments, at value (Note 1A).     $ 92,957,393

  Cash....................................            3,692
  Receivable for investments sold.........          126,989
  Interest receivable.....................          561,810
  Deferred organization expenses (Note 1C)            8,056
  Other assets............................            2,040
                                               ------------
    Total assets..........................     $ 93,659,980
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $      9,735
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 93,650,245
                                               =============
NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 93,331,237
  Unrealized appreciation of investments
   (computed on the basis of identified cost)       319,008
                                               ------------
    Total.................................     $ 93,650,245
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 6,868,404
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   399,520
   Administrator fee (Note 2).............          86,644
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,614
   Custodian fee (Note 1D)................          63,491
   Audit fees.............................          21,179
   Interest expense.......................          13,919
   Amortization of organization expenses
    (Note 1C).............................           5,806
   Miscellaneous..........................             385
                                               ------------
    Total expenses........................     $   593,558
                                               ------------

   Deduct -
    Reduction of custodian fee (Note 1D)..          (3,270)
                                               ------------
       Net expenses.......................     $   590,288
                                               ------------
         Net investment income............     $ 6,278,116
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (377,452)
  Net change in unrealized appreciation
   of investments.........................       3,810,258
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $ 3,432,806
                                               ------------

    Net increase in net assets
       from operations....................     $ 9,710,922
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)


                                                                                                   Year Ended
                                                                                                   December 31
--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  6,278,116          $  6,758,670
     Net realized loss on investments...........................................         (377,452)             (199,779)
     Change in unrealized appreciation (depreciation) of investments............        3,810,258            (5,633,815)
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  9,710,922          $    925,076
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 23,398,160          $ 22,298,864
     Withdrawals................................................................      (39,445,934)          (36,943,595)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(16,047,774)         $(14,644,731)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $ (6,336,852)         $(13,719,655)

NET ASSETS:

   At beginning of year.........................................................       99,987,097           113,706,752
                                                                                      ------------          ------------
   At end of year...............................................................     $ 93,650,245          $ 99,987,097
                                                                                     =============         =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Supplementary Data

                                                                                    Year Ended December 31
----------------------------------------------------------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)                           2000           1999         1998         1997(2)
----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++

     Net expenses                                                     0.88%           0.85%        0.77%        0.66%+
     Net expenses after custodian fee reduction(1)                    0.88%           0.84%        -            -
     Net investment income                                            0.09%           0.67%        0.80%        1.08%+

Portfolio Turnover                                                      55%            106%          78%          28%

Net assets, end of period (000 omitted)                             $51,823         $75,483     $221,657     $259,492

----------------------------------------------------------------------------------------------------------------------------------

+  Annualized.
++ For the year ended December 31, 1999, the operating expenses of SBCP reflect a waiver of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                                      1999

Ratios (As a percentage of average daily net assets):

     Expenses                                                                         0.86%
     Expenses after custodian fee reduction(1)                                        0.85%
     Net investment income                                                            0.66%


(1)Reporting guidelines require the Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements.

(2)For the period from the start of business, May 2, 1997 to December 31, 1997.


----------------------------------------------------------------------------------------------------------------------------------



                                                                                    Year Ended December 31
----------------------------------------------------------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)                      2000           1999         1998         1997(1)
----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses                                                     1.13%           1.14%        1.01%        0.90%+
     Net investment income                                            1.11%           0.33%        0.77%        0.95%+

Portfolio Turnover                                                      53%            105%          66%          37%

Net assets, end of period (000 omitted)                            $129,597        $172,471     $212,231     $257,047

-----------------------------------------------------------------------------------------------------------------------------------

+  Annualized.

(1)       For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
Supplementary Data

                                                                                    Year Ended December 31
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)                             2000           1999         1998         1997(2)
--------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses(1)                                                  0.69%           0.58%        0.57%        0.46%+
     Net investment income                                            5.55%           5.60%        5.68%        6.24%+

Portfolio Turnover                                                      65%              0%          10%           0%

Net assets, end of period (000 omitted)                             $39,288         $52,963      $92,200     $102,861


----------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

(1) Reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.66% for the year ended December 31, 2000, 0.57% for the year ended December 31, 1999, 0.56% for the year ended
    December 31, 1998, and 0.45% for the period from the start of business,  May
    2, 1997 to December 31, 1997.

(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

                                                                                    Year Ended December 31
----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)                                        2000           1999         1998         1997(2)
----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++

     Net expenses(1)                                                  0.73%           0.60%        0.57%        0.56%+
     Net investment income                                            5.77%           5.57%        5.45%        6.11%+

Portfolio Turnover                                                      74%              0%           7%           0%

Net assets, end of period (000 omitted)                             $18,095         $33,753      $67,330      $74,536

--------------------------------------------------------------------------------------------------------------------------------

++ For the years ended December 31, 2000 and 1998, the operating expenses of USTBP reflect an allocation of expenses to the investment adviser or a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                       2000                        1998
                                                                       -----                       ----

Ratios (As a percentage of average daily net assets):

     Net expenses                                                     0.79%                        0.58%
     Net expenses after custodian fee reduction                       0.77%                        0.55%
     Net investment income                                            5.71%                        5.44%

--------------------------------------------------------------------------------------------------------------------------------


+   Annualized.
(1) Reporting  guidelines require the Portfolio to increase its expense ratio by the  effect of any  offset  arrangements  with its  service  providers.  The computation  of net expenses to average daily net assets  reported  above is computed without  consideration of credits in such offset  arrangements.  If these  credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 0.71% for the year ended  December 31,
    2000,  0.58% for the year ended December 31, 1999,  0.54% for the year ended
    December 31,  1998,  and 0.41% for the period from the start of business May
    2, 1997 to December 31, 1997.

(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                                    Year Ended December 31
----------------------------------------------------------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)                                        2000           1999         1998         1997(1)
----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses                                                     0.62%           0.59%        0.57%        0.48%+
     Net investment income                                            6.54%           6.32%        6.33%        6.66%+

Portfolio Turnover                                                       6%              0%           1%           7%

Net assets, end of year (000 omitted)                               $93,650         $99,987     $113,707      $97,765

-----------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

(1) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

     B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations.

     D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

     F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     G. Other - Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The funds are in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000. The interest income is accrued ratably to the date of maturity on the investments of the portfolios.

     H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

     I. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2000, the effective annual rate was 0.57% for the Selected Portfolio, 0.77% for the International Portfolio, 0.42% for the Term Portfolio, 0.41% for the
Treasury Portfolio, and 0.42% for the Income Portfolio. To enhance the net income of the Treasury Portfolio, Wright made a preliminary reduction of its management fee by $15,108.

     The Trust has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2000, the effective annual rate was 0.15% for the Selected Portfolio, 0.14% for the International Portfolio, 0.09% for the Term Portfolio, 0.07% for the Treasury Portfolio, and 0.09% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not employees of Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.

(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 2000 were as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------

Purchases -

  Non-U.S. Gov't Obligations                   $  31,878,293  $  80,982,976  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't Obligations                       $         --   $         --   $  17,761,732   $   1,228,525  $   5,320,852
                                                ============   ============   ============    ============   ============
Sales -

  Non-U.S. Gov't Obligations                   $  61,237,100  $ 108,241,054  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't. Obligations                      $         --   $         --   $  27,892,722   $  17,856,321  $   5,377,752
                                                ============   ============   ============    ============   ============



(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                                 $ 38,040,583   $119,637,333   $ 38,694,510    $ 17,127,442   $ 92,638,385
                                                ============   ============   ============    ============   ============
Gross unrealized appreciation                  $ 15,891,839   $ 19,184,347   $    202,105    $    823,427   $    949,174
Gross unrealized depreciation                    (2,219,401)    (9,997,140)      (136,542)       (238,502)      (630,166)
                                                 -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation (depreciation)     $ 13,672,438   $  9,187,207   $     65,563    $    584,925   $    319,008
                                                ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of December 31, 2000, the International Portfolio had the following forward foreign currency exchange contracts open:

Settlement                                   Contracts          In Exchange for          Contracts          Net Unrealized
   Date         Currency                    to Deliver          (U.S. Dollars)           at Value            Depreciation
--------------------------------------------------------------------------------------------------------------------------------

SALES

  1/3/01        Euro                            240,556         $    223,116          $    225,614            $ (2,498)
  1/3/01        Euro                            311,812              289,299               292,444              (3,145)
                                                                -------------         -------------           -----------
                TOTAL                                           $    512,415          $    518,058            $ (5,643)
                                                                 =============         =============          ===========

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolio based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds and portfolios at the end of each quarter. At December 31, 2000, loans outstanding under the credit facility totaled $105,000 for the Near Term Portfolio. For the Selected Portfolio, the International Portfolio, the Treasury Portfolio and the Income Portfolio, there were no loans outstanding.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

         To the Trustees and Investors of
         The Wright Blue Chip Master Portfolio Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Blue Chip Master Portfolio Trust (the Trust) (comprised of the Wright Selected Blue Chip Equities Portfolio, Wright International Blue Chip Equities Portfolio, Wright U.S. Government Near Term Portfolio, Wright U.S. Treasury Portfolio, and Wright Current Income Portfolio) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and supplementary data for each of the years in the four year period ended December 31, 2000. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of each of the aforementioned funds of The Wright Blue Chip Master Portfolio Trust as of December 31, 2000, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 16, 2001

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000



                                       Shares       Value

 Equity Interests -- 100.5%

AUTOMOBILES & COMPONENTS -- 1.8%

Harley-Davidson.....................  60,400   $  2,400,900
                                                -----------


BANKS -- 5.0%

Chase Manhattan Corp................  62,900   $  2,858,019
Fifth Third Bancorp.................  67,400      4,027,150
                                                -----------
                                               $  6,885,169
                                                -----------


CAPITAL GOODS -- 9.6%

General Electric Co................. 101,400   $  4,860,863
Honeywell International Inc.........  60,500      2,862,406
Illinois Tool Works Inc.............  42,600      2,537,363
Tyco International Ltd..............  50,600      2,808,300
                                                -----------
                                               $ 13,068,932
                                                -----------


COMMUNICATIONS EQUIPMENT -- 3.3%

Cisco Systems, Inc.*................  95,800   $  3,664,350
Lucent Technologies.................  62,100        838,350
                                                -----------
                                               $  4,502,700
                                                -----------



COMPUTER & PERIPHERALS -- 5.3%

International Business Machine......  31,400   $  2,669,000
Palm Inc............................  30,000        849,375
Sun Microsystems, Inc.*............. 132,600      3,696,225
                                                -----------
                                               $  7,214,600
                                                -----------



DIVERSIFIED FINANCIALS -- 4.4%

Citigroup........................... 118,400   $  6,045,800
                                                -----------



ENERGY -- 8.9%

Conoco Inc. Class B - WI............  74,600   $  2,158,738
Exxon Mobil Corp....................  49,706      4,321,315
Schlumberger Ltd....................  40,300      3,221,481
Transocean Sedco Forex Inc..........  52,352      2,408,192
                                                -----------
                                               $ 12,109,726
                                                -----------


FOOD, BEVERAGE & TOBACCO -- 5.2%

Anheuser Busch Cos. Inc.............  66,300   $  3,016,650
PepsiCo, Inc........................  83,500      4,138,469
                                                -----------
                                               $  7,155,119
                                                -----------



HEALTH CARE EQUIPMENT & SERVICES -- 3.4%
Medtronics, Inc.....................  77,400   $  4,673,025
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 6.8%

Avon Products Inc...................  76,900   $  3,681,588
Gillette Co.........................  82,100      2,965,863
Procter & Gamble Co.................  33,400      2,619,813
                                                -----------
                                               $  9,267,264
                                                -----------


INSURANCE -- 6.6%

American Int'l. Group...............  36,700   $  3,617,244
Marsh & McLennan Cos., Inc..........  46,700      5,463,900
                                                -----------
                                               $  9,081,144
                                                -----------



MATERIALS -- 2.8%

Alcoa Inc...........................  59,300   $  1,986,550
Vulcan Materials Co.................  37,300      1,785,738
                                                -----------
                                               $  3,772,288
                                                -----------



MEDIA -- 1.2%

Gannett Co., Inc....................  26,100   $  1,645,931
                                                -----------




PHARMACEUTICALS & BIOTECHNOLOGY -- 11.1%
Biogen, Inc.*.......................  55,700   $  3,345,481
Johnson & Johnson...................  46,200      4,853,888
Merck & Co., Inc....................  24,400      2,284,450
Pfizer Inc.......................... 103,200      4,747,200
                                                -----------
                                               $ 15,231,019
                                                -----------



RETAILING -- 3.7%

Wal-Mart Stores Inc.................  95,800   $  5,089,375
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 3.7%
Analog Devices*.....................  52,300   $  2,677,106
Intel Corporation...................  79,400      2,386,963
                                                -----------
                                               $  5,064,069
                                                -----------



SOFTWARE & SERVICES -- 9.7%

Adobe Systems Inc...................  76,900   $  4,474,619
Electronic Data Systems Corp........  46,500      2,685,375
Microsoft Corporation*..............  58,500      2,537,438
Oracle Corp.*....................... 123,100      3,577,594
                                                -----------
                                               $ 13,275,026
                                                -----------



TELECOMMUNICATION SERVICES -- 4.7%

AT&T Corporation*...................  81,000   $  1,402,312
SBC Communications, Inc.*...........  88,300      4,216,324
Worldcom, Inc.*.....................  55,150        775,546
                                                -----------
                                               $  6,394,182
                                                -----------


UTILITIES -- 3.0%

Enron Corporation...................  49,800   $  4,139,623
                                                -----------



Total EQUITY INterestS -- 100.2%
  (identified cost, $129,055,163)              $137,015,892
                                                -----------


OTHER ASSETS,
  LESS LIABILITIES  -- (0.2%)                     (296,206)
                                                -----------


NET ASSETS -- 100%                             $136,719,686
                                               ============





* Non-income-producing security.
See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL

$   1,100,000     Ameritech Cap                          6.15%      1/15/08      $95.011  $ 1,045,121      6.47%     6.9%
      700,000     Citibank Credit Card Issuance Trust    6.90%     10/17/07      102.968      720,781      6.70%     6.4%
    1,000,000     IBM Corp.                              5.63%      4/12/04       97.811      978,110      5.75%     6.1%
    2,890,000     Lehman Bros. Hldg.                     7.75%      1/15/05      103.554    2,992,710      7.48%     6.8%
    1,000,000     J.P. Morgan                            6.88%      1/15/07      100.555    1,005,550      6.84%     6.7%
      935,000     MBNA Master Credit Corp.               7.35%      7/16/07      104.937      981,160      7.00%     6.3%


INDUSTRIALS

    1,280,000     Kimberly Clark Corp.                   6.38%       1/1/28      $94.401  $ 1,208,332      6.75%     6.9%
    2,000,000     TJX Companies Inc                      7.45%     12/15/09       97.381    1,947,620      7.65%     8.0%


UTILITIES

    1,000,000     Duke Energy Corp.                      6.00%      12/1/28      $81.938    $ 819,380      7.32%     7.4%
    2,025,000     Enron Corp.                            6.50%       8/1/02      100.480    2,034,720      6.47%     6.3%
      955,000     Tennessee Valley Authority             6.00%      3/15/13       99.094      946,347      6.05%     6.1%
    3,325,000     Williams Cos., Inc.                    6.50%       8/1/06       99.090    3,294,743      6.56%     6.7%
                                                                                            ----------

Total Corporate Bonds (identified cost, $17,987,197) - 27.3%                              $17,974,574
                                                                                            ----------



GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES

$   1,000,000     Freddie Mac                            4.75%     12/14/01      $99.016    $ 990,160      4.80%     5.8%
    1,500,000     Federal Home Loan Mortgage             5.13%      2/26/02       99.297    1,489,455      5.16%     5.7%
       40,000     Federal Home Loan Mortgage             5.75%      4/15/08       98.875       39,550      5.82%     5.9%
      530,000     Federal Home Loan Mortgage             5.80%       9/2/08       99.062      525,029      5.85%     6.0%

$     750,000     Federal National Mtg. Assn.            5.63%      3/15/01     $ 99.891    $ 749,183      5.63%     6.1%
    1,925,000     FNMA-Medterm                           5.35%     10/27/03       98.562    1,897,319      5.43%     5.8%
    2,000,000     Federal National Mtg. Assn.            6.40%      11/9/04       99.797    1,995,940      6.41%     6.3%
      900,000     Federal National Mtg. Assn.            7.13%      2/15/05      105.047      945,423      6.78%     5.7%
    1,500,000     Federal National Mtg. Assn.            6.56%     11/26/07       99.469    1,492,035      6.60%     6.6%
    1,000,000     Federal National Mtg. Assn.            6.17%      1/15/08       98.094      980,940      6.29%     6.3%
      440,000     Federal National Mtg. Assn.            5.74%      1/21/09       95.797      421,507      5.99%     6.2%
      480,272     Federal National Mtg. Assn.            6.00%       1/1/29       96.843      465,110      6.20%     7.0%
      461,378     Federal National Mtg. Assn.            6.50%       3/1/29       98.625      455,034      6.59%     7.3%
    1,103,353     Federal National Mtg. Assn.            8.50%       4/1/30      103.031    1,136,797      8.25%     7.5%
      452,410     GNMA Pool # 436214                     6.50%      2/15/13      100.813      456,088      6.45%     6.3%
      720,697     GNMA Pool # 463839                     6.00%      5/15/13       99.187      714,838      6.05%     6.2%
      366,740     GNMA Pool # 442996                     6.00%      6/15/13       99.187      363,759      6.05%     6.2%
    2,667,861     GNMA Pool # 374892                     7.00%      2/15/24      100.750    2,687,871      6.95%     6.9%
      534,449     GNMA Pool # 376400                     6.50%      2/15/24       99.344      530,944      6.54%     6.7%
      875,458     GNMA Pool # 379982                     7.00%      2/15/24      100.750      882,025      6.95%     6.9%
    1,536,308     GNMA Pool # 410081                     8.00%      8/15/25      102.749    1,578,542      7.79%     7.2%
      861,666     GNMA Pool # 422506                     6.50%      3/15/26       99.031      853,317      6.56%     6.7%
    1,444,846     GNMA Pool # 448490                     7.50%      3/15/27      101.75     1,470,132      7.37%     7.0%
    1,243,778     GNMA Pool # 460726                     6.50%     12/15/27       98.937    1,230,557      6.57%     6.7%
      875,662     GNMA Pool # 427199                     7.00%     12/15/27      100.468      879,760      6.97%     6.9%
    1,357,763     GNMA Pool # 458762                     6.50%      1/15/28       98.937    1,343,331      6.57%     6.7%
      884,401     GNMA Pool # 478072                     6.50%      5/15/28       98.875      874,452      6.57%     6.7%
      435,827     GNMA Pool # 488924                     6.50%     11/15/28       98.875      430,924      6.57%     6.7%
      626,138     GNMA Pool # 002671                     6.00%     11/20/28       96.719      605,594      6.20%     6.6%
      924,907     GNMA Pool # 510706                     8.00%     11/15/29      102.625      949,186      7.80%     7.2%
      565,542     GNMA Pool # 002909                     8.00%      4/20/30      102.344      578,799      7.82%     7.3%
    1,786,904     GNMA Pool # 002972                     7.50%      9/20/30      101.375    1,811,474      7.40%     7.2%
      735,741     GNMA Pool # 002973                     8.00%      9/20/30      102.344      752,987      7.82%     7.4%


U.S. TREASURIES

$   3,925,000     U.S. Treasury Bond                     7.25%      5/15/16     $117.625  $ 4,616,781      6.16%     5.5%
      850,000     U.S. Treasury Bond                     6.00%      2/15/26      105.375      895,688      5.69%     5.6%
      765,000     U.S. Treasury Bond                     5.25%      2/15/29       95.797      732,847      5.48%     5.5%
    1,050,000     U.S. Treasury Bond                     6.13%      8/15/29      108.766    1,142,043      5.63%     5.5%

$     300,000     U.S. Treasury Note                     5.50%      5/31/03     $100.781    $ 302,343      5.46%     5.1%
    4,200,000     U.S. Treasury Note                     7.50%      2/15/05      108.734    4,566,828      6.90%     5.1%
    1,495,000     U.S. Treasury Note                     5.75%      8/15/10      104.797    1,566,715      5.49%     5.1%
                                                                                          -----------

Total Government Interests (identified cost, $45,437,709) - 70.2%                         $46,401,307
                                                                                          -----------

                                                           Reserve Funds -- 0.8%

Face Amount

     $500,000     American Express Corp. (at amortized cost)         6.485%      1/02/01   $ 500,000
                                                                                          -----------

Total Investments (identified cost, $63,924,906) - 98.6%                                  $64,875,881

Other Assets, Less Liabilities  - 1.4%                                                        898,766
                                                                                          -----------


Net Assets -- 100.0%                                                                      $65,774,647
                                                                                         ============

Average Maturity  - 7.6 Years

(1) Unaudited.

See notes to financial statements

SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000



                                       Shares       Value

  Equity Interests -- 98.8%

AUTOMOBILES & COMPONENTS -- 0.6%

Harley-Davidson.....................   8,300   $    329,925
                                                -----------



BANKS -- 4.6%

BB&T Corp...........................  13,240   $    494,018
Commerce Bancshares Inc.............  13,590        577,575
Wilmington Trust Corp...............  21,400      1,328,138
                                                -----------
                                               $  2,399,731
                                                -----------


CAPITAL GOODS -- 1.3%

Crane Co............................  11,050   $    314,234
SPX Corp............................   3,400        367,838
                                                -----------
                                               $    682,072
                                                -----------


COMMERCIAL SERVICES & SUPPLIES -- 3.2%

Cintas Corp.........................  16,200   $    861,638
Concord EFS, Inc....................  10,600        465,738
Fiserv Incorporation................   7,200        341,550
                                                -----------
                                               $  1,668,926
                                                -----------


COMPUTERS & PERIPHERALS -- 0.4%

Gateway Inc.*.......................  12,600   $    226,674
                                                -----------



CONSUMER DURABLES & APPAREL -- 4.4%

Jones Apparel Group Inc.............  25,700   $    827,219
Liz Claiborne.......................  18,900        786,713
Toll Brothers.......................  15,800        645,825
                                                -----------
                                               $  2,259,757
                                                -----------


DIVERSIFIED FINANCIALS -- 0.9%

Edwards (A.G.) Inc..................   9,530   $    452,079
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 5.2%
American Power Conversion...........  29,300   $    362,588
Samina Corp.........................  16,300      1,248,988
Solectron Corp......................  21,200        718,680
Vishay Intertechnology Inc..........  24,800        375,100
                                                -----------

                                               $  2,705,356
                                                -----------



ENERGY -- 9.4%

Devon Energy Corp...................  28,400   $  1,731,548
Ensco Int'l. Inc....................  45,400      1,546,438
Nabors Inds., Inc...................  17,600      1,041,040
Noble Drilling Corp.................  12,500        542,969
                                                -----------
                                               $  4,861,995
                                                -----------



FOOD & DRUG RETAILING -- 1.3%

Sysco Corp..........................  23,000   $    690,000
                                                -----------




FOOD, BEVERAGE & TOBACCO -- 0.6%

Sensient Technologies Corp..........  13,900   $    316,225
                                                -----------



HEALTH CARE EQUIPMENT & SERVICES-- 5.3%
Cardinal Health Inc.................   8,600   $    856,775
Minimed Inc.........................  13,400        563,219
Stryker Corp........................  26,700      1,350,753
                                                -----------
                                               $  2,770,747
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 4.0%

Brinker International Inc...........  31,300   $  1,322,425
Wendy's International Inc...........  26,600        698,250
                                                -----------
                                               $  2,020,675
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 3.1%

Alberto Culver Co. Class A..........  44,600   $  1,625,113
                                                -----------


INSURANCE -- 4.6%

AFLAC Corp..........................   7,700   $    555,844
AMBAC Financial Group, Inc..........  12,000        699,750
Jefferson Pilot Corp................   8,600        642,850
MBIA, Inc...........................   6,300        466,988
                                                -----------
                                               $  2,365,432
                                                -----------



MATERIALS -- 2.1%

Avery-Dennison Corp.................  10,100   $    554,238
Vulcan Materials Co.................  10,800        517,050
                                                -----------
                                               $  1,071,288
                                                -----------



MEDIA -- 1.8%

Interpublic Group Inc...............  11,900   $    506,494
New York Times Co...................  10,800        432,675
                                                -----------

                                               $    939,169
                                                -----------




PHARMACEUTICALS & BIOTECHNOLOGY-- 10.5%
Barr Laboratories...................  15,100   $  1,101,356
Biogen, Inc.*.......................  15,500        930,969
Forest Laboratories Inc.............  12,400      1,647,650
Mylan Labs Inc......................  20,900        526,419
Watson Pharmaceutical Inc...........  24,000      1,228,500
                                                -----------
                                               $  5,434,894
                                                -----------



RETAILING -- 4.2%

Bed Bath & Beyond Inc.*.............  32,600   $    729,425
CDW Computer Centers Inc............   8,600        239,725
Tiffany & Co........................  16,400        518,650
TJX Cos., Inc.......................  23,800        660,450
                                                -----------
                                               $  2,148,250
                                                -----------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 9.4%
Altera Corp.*.......................  22,600   $    594,663
Analog Devices*.....................  24,000      1,228,500
Dallas Semiconductor Corp...........  13,700        351,063
Linear Technology Corp..............  10,900        504,125
Maxim Intergrated Products*.........  11,700        559,406
Novellus System Inc.*...............  12,400        445,625
Qlogic Corp.*.......................   4,900        377,300
Vitesse Semiconductor Corp.*........   9,100        503,344
Xilinx Inc.*........................   7,100        327,488
                                                -----------
                                               $  4,891,514
                                                -----------



SOFTWARE & SERVICES -- 7.4%

Acxiom Corp.........................  18,700   $    728,130
Adobe Systems Inc...................  24,000      1,396,500
Autodesk Inc........................  23,000        619,562
DST Systems Inc.....................   6,800        455,600
Rational Software Corp..............   7,200        280,349
Veritas Software Corp.*.............   3,775        330,312
                                                -----------
                                               $  3,810,453
                                                -----------


TELECOMMUNICATION SERVICES-- 1.1%

Alltel Corporation..................   9,019   $    563,123
                                                -----------


UTILITIES -- 13.4%

Duke Energy Corp....................  17,130   $  1,460,332
Dynegy Inc..........................  27,500      1,541,718
Enron Corp..........................   9,500        789,687
NiSource Inc........................  52,000      1,599,000
Questar Corp........................  34,800      1,046,174
Teco Energy.........................  16,300        527,712
                                                -----------
                                               $  6,964,623
                                                -----------


Total EQUITY INterestS-- 98.8%
  (identified cost, $37,400,870)....           $ 51,198,021
                                                -----------

 Reserve Funds -- 1.0%

                                 Face Amount

American Express Corp., 6.485%, 1/02/01
  (at amortized cost)...............$515,000   $    515,000
                                                -----------

TOTAL INVESTMENTS-- 99.8%
  (identified cost, $37,915,870)....           $ 51,713,021

OTHER ASSETS,
  LESS LIABILITIES  -- 0.2%                         110,439
                                                -----------


NET ASSETS -- 100%                             $ 51,823,460
                                               ============


* Non-income-producing security.


See notes to financial statements

INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000



                                      Shares       Value

 Equity Interests -- 96.0%

BELGIUM -- 0.3%

Fortis B............................  13,000   $    421,778
                                                -----------


BRAZIL -- 1.4%

Embratel Partipacoes ADR............  17,000   $    266,688
Petroleo Brasileiro ADR.............  63,600      1,493,137
                                                -----------
                                               $  1,759,825
                                                -----------


CANADA -- 5.8%

AGF Management Ltd..................  42,000   $    684,722
Anderson Exploration Ltd............  15,200        344,397
Biochem Pharma. Inc.................  16,600        525,792
Biovail Corp........................  10,300        400,052
Bombardier Inc. Class B.............  84,000      1,293,985
Celestica Inc.*.....................  15,500        840,875
Investors Group Inc.................  53,700        927,279
Nortel Networks Corp.*..............  41,979      1,347,809
Rio Alto Exploration Ltd............  15,300        331,900
Toronto-Dominion Bank...............  26,300        762,700
                                                -----------
                                               $  7,459,511
                                                -----------


DENMARK -- 1.6%

Carlsberg A/S-B.....................  29,500   $  1,733,529
Tele Danmark........................   7,600        309,187
                                                -----------
                                               $  2,042,716
                                                -----------


FINLAND -- 1.8%

Nokia Corp..........................  53,300   $  2,318,550
                                                -----------


FRANCE -- 12.0%

Alcatel.............................  40,000   $  2,269,234
Altran Technologies SA..............   3,300        745,753
Atos Ord*...........................   7,000        492,293
Axa Company FRF60...................  11,000      1,588,464
Cap Gemini..........................   2,600        418,852
France Telecom SA...................  11,400        982,925
Infogrames Entertainment*...........  10,000        180,038
Sanofi-Synthelabo...................  27,000      1,797,571
Societe Generale-A..................  12,000        744,909
Technip SA..........................  14,500      2,102,042
Total Fina Elf SA...................  14,500      2,153,709
TV Francaise........................  22,000      1,186,191
Valeo...............................   6,350        283,191
Vivendi.............................  11,000        723,060
                                                -----------
                                               $ 15,668,232
                                                -----------


GERMANY -- 5.5%

BASF AG.............................  35,900   $  1,630,993
Bayerische Motoren Werke A..........  23,400        765,782
Deutsche Bank AG....................  15,100      1,267,396
Deutsche Telekom AG ................   7,500        225,751
Epcos*..............................   5,800        503,076
Muenchene Rueckversicherungs........   3,200      1,143,424
Siemans Registered..................  12,300      1,605,492
                                                -----------
                                               $  7,141,914
                                                -----------


HONG KONG -- 3.5%

China Mobile (Hong Kong) Ltd........ 227,000   $  1,239,722
China Unicom-ADR....................  19,400        286,150
Hang Seng Bank Ltd..................  60,000        807,661
Hutchison Whampoa Ltd............... 130,900      1,631,992
Johnson Electric Holdings........... 400,000        615,361
                                                -----------
                                               $  4,580,886
                                                -----------


INDIA -- 0.2%

Infosys Technologies ADR............   3,000   $    276,750
                                                -----------


IRELAND -- 2.0%

Bank of Ireland..................... 136,441   $  1,366,410
Elan Corp PLC ADR*..................  25,000      1,170,313
                                                -----------
                                               $  2,536,723
                                                -----------


ITALY -- 6.5%

Alleanza Assicurazioni SPA..........  83,000   $  1,345,743
Bipop Carire SPA.................... 121,000        796,615
Mediaset SPA*.......................  74,000        897,418
Rolo Banca SPA......................  60,000      1,146,620
Saipem SPA.......................... 202,000      1,096,715
San Paolo-Imi SPA................... 104,000      1,707,784
Telecom Italia Mobile............... 179,000      1,432,417
                                                -----------
                                               $  8,423,312
                                                -----------

JAPAN -- 16.5%

Aiful Corp..........................   7,000   $    570,942
Canon Inc...........................  41,000      1,433,692
Fanuc Co............................  16,000      1,086,808
Fast Retailing Co. Ltd..............   3,600        704,327
Honda Motor Co. Ltd.................  14,000        521,374
Hoya Corp...........................  10,000        734,330
Ito Yokado Co.......................  13,000        647,784
Kao Corp............................  14,000        406,329
Keyence Corporation.................   2,600        636,419
Matsushita Elec. Ind................  29,000        692,106
Murata Mfg. Co. Ltd.................  11,000      1,308,768
Nintendo Corp. Ltd..................   5,700        909,389
Nippon Systems Development..........   3,800        344,488
Nippon Television Network...........     500        169,158
NTT Docomo Inc......................      50        861,089
Promise Co. Ltd.....................  18,600      1,317,073
Ricoh Corp. Ltd.....................  80,000      1,475,653
Rohm Company........................   4,700        892,010
Secom Co Ltd........................  10,000        651,281
Seven Eleven Japan Ltd..............  12,000        681,878
SMC Corporation.....................   2,800        359,822
Shin-Etsu Chemical Co...............  16,000        615,438
Sony Corp...........................  20,000      1,381,240
Takeda Chem. Industries Ltd.........  21,000      1,241,018
Toyota Motor Co.....................  53,000      1,691,144
                                                -----------
                                               $ 21,333,560
                                                -----------

MEXICO -- 1.1%

Grupo Televisa SA-Ser CPO*.......... 130,000   $    293,213
Telefonos de Mexico................. 286,000        642,095
Walmart de Mexico-Ser V*............ 226,000        448,664
                                                -----------
                                               $  1,383,972
                                                -----------


NETHERLANDS -- 8.1%

Abn Amro Holdings...................  28,405   $    645,109
Aegon NV............................  16,246        671,205
Fortis Amev NV......................  25,781        836,450
Gucci Group.........................   8,200        725,700
ING Groep N.V.......................  19,244      1,535,277
Koninklijke Numico NV...............  12,900        648,363
Koninklijke Philips Electronics.....  18,430        674,336
Qiagen*.............................  23,600        856,420
Royal Dutch Petroleum Co............  17,500      1,070,900
St Microelectronics NV..............  42,000      1,831,328
Unilever NV.........................  10,650        670,284
VNU NV..............................   7,013        344,258
                                                -----------
                                               $ 10,509,630
                                                -----------


NORWAY-- 0.6%

Petroleum Geo-Services ADR*.........  55,000   $    732,188
                                                -----------



PORTUGAL-- 0.7%

Portugal Telecom S.A. ADR........... 105,000   $    945,000
                                                -----------



SOUTH KOREA -- 0.7%

Korea Telecom Corp-SP ADR...........  16,500   $    511,500
Sk Telecom Co Ltd-ADR...............  16,600        391,138
                                                -----------
                                               $    902,638
                                                -----------


SPAIN -- 5.0%

Banco Bilbao Vizcaya SA.............  88,000   $  1,307,904
Banco Popular Espanol...............  44,600      1,551,575
Endesa SA...........................  29,500        502,068
Gas Natural Sdg. SA.................  66,000      1,200,631
Repsol SA...........................  55,970        893,262
Telefonica SA*......................  60,033        990,756
                                                -----------
                                               $  6,446,196
                                                -----------


SWEDEN -- 2.5%

Ericsson AB B Free*................. 158,000   $  1,797,164
Skandia Forsakrings AB Free.........  88,000      1,429,267
                                                -----------
                                               $  3,226,431
                                                -----------


SWITZERLAND -- 8.5%

ABB Ltd.............................   4,900   $    521,710
Disetronic Holding AG...............     500        445,300
Nestle .............................     800      1,863,790
Schw. Rueckversicherungs-Reg........     360        862,003
Serono*.............................     800        769,183
Swatch Group AG.....................     550        686,441
Synthes-Stratec Inc.................     650        479,538
UBS AG..............................  10,100      1,646,502
Zurich Financial Services...........   6,169      3,714,708
                                                -----------
                                               $ 10,989,175
                                                -----------


THAILAND -- 0.5%

Advanced Info Services*.............  82,000   $    679,402
                                                -----------


UNITED KINGDOM -- 11.2%

Amvescap PLC........................  32,520   $    667,199
BP Amoco PLC........................ 316,000      2,547,996
Cable & Wireless PLC ADR............  13,700        546,288
CMG PLC*............................  72,400        967,564
Glaxo Smithkline PLC................  75,946      2,143,320
HSBC Holdings PLC...................  97,500      1,434,032
Lloyds TSB Group PLC................  95,000      1,004,326
Marconi PLC ADR.....................  34,000        699,125
Reuters Group PLC...................  33,600        568,443
Reuters Group PLC-SP ADR............   1,500        147,750
Spirent PLC*........................  99,000        901,743
Vodafone Airtouch PLC............... 804,288      2,948,365
                                                -----------
                                               $ 14,576,151
                                                -----------

TOTAL EQUITY INTERESTS - 96.0%
  (identified cost, $115,061,682)              $124,354,540
                                                -----------

 Reserve Funds -- 3.4%

                                 Face Amount

American Express Corp., 6.485%, 1/02/01
  (at amortized cost).............$4,470,000   $  4,470,000
                                                -----------

TOTAL INVESTMENTS - 99.4%
   (identified cost, $119,531,682)              128,824,540
                                                -----------

OTHER ASSETS, LESS LIABILITIES --  0.6%             772,652
                                                -----------


NET ASSETS -- 100%                             $129,597,192
                                               ============


* Non-income-producing security
ADR: American Depository Receipts
See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000



Face                            Interest  Maturity
Amount     Issuer                 Rate      Date        Value
-------------------------------------------------------------------------------



$  700,000   U.S. Treasury Bills  6.000%  1/04/01  $   699,650
   500,000   U.S. Treasury Bills  6.000%  1/04/01      499,750
 1,000,000   U.S. Treasury Bills  5.960%  1/11/01      998,345
   300,000   U.S. Treasury Bills  6.020%  1/11/01      299,498
 1,400,000   U.S. Treasury Bills  6.110%  1/11/01    1,397,623
 1,000,000   U.S. Treasury Bills  5.850%  1/18/01      997,238
 1,000,000   U.S. Treasury Bills  5.920%  1/18/01      997,204
 1,000,000   U.S. Treasury Bills  5.900%  1/25/01      996,067
 1,000,000   U.S. Treasury Bills  6.040%  2/01/01      994,799
   500,000   U.S. Treasury Bills  6.050%  2/01/01      497,396
   300,000   U.S. Treasury Bills  6.030%  2/01/01      298,442
   700,000   U.S. Treasury Bills  5.960%  2/01/01      696,408
 2,500,000   U.S. Treasury Bills  5.920%  2/08/01    2,484,378
 1,000,000   U.S. Treasury Bills  6.145%  2/15/01      992,318
 2,600,000   U.S. Treasury Bills  6.160%  2/15/01    2,579,980
 1,500,000   U.S. Treasury Bills  5.920%  2/22/01    1,487,173
   400,000   U.S. Treasury Bills  6.080%  2/22/01      396,488
   500,000   U.S. Treasury Bills  6.150%  2/22/01      495,558
 1,800,000   U.S. Treasury Bills  5.990%  3/01/01    1,782,330
 1,600,000   U.S. Treasury Bills  6.085%  3/08/01    1,582,151
 2,000,000   U.S. Treasury Bills  6.090%  3/15/01    1,975,302
   500,000   U.S. Treasury Bills  6.090%  3/15/01      493,825
   700,000   U.S. Treasury Bills  5.990%  3/29/01      689,866
 2,000,000   U.S. Treasury Bills  5.920%  3/29/01    1,971,387
   750,000   U.S. Treasury Bills  5.960%  4/05/01      738,328
 1,100,000   U.S. Treasury Bills  5.400%  4/05/01    1,084,490
 1,500,000   U.S. Treasury Bills  6.080%  4/12/01    1,474,413
 1,900,000   U.S. Treasury Bills  6.090%  4/19/01    1,865,287
   600,000   U.S. Treasury Bills  6.060%  4/19/01      589,092
   500,000   U.S. Treasury Bills  5.830%  4/19/01      491,255
 1,000,000   U.S. Treasury Bills  5.530%  5/24/01      978,033
   250,000   U.S. Treasury Bills  5.670%  6/07/01      243,818
   200,000   U.S. Treasury Bills  5.300%  6/07/01      195,378
   500,000   U.S. Treasury Bills  5.380%  6/07/01      488,268

 1,000,000   U.S. Treasury Note   5.750%  6/30/01    1,027,063
   750,000   U.S. Treasury Note   5.750%  6/30/01      770,642
 1,100,000   U.S. Treasury Note   4.875%  3/31/01    1,109,179

$  500,000   U.S. Treasury N/B    5.875% 10/31/01  $   504,583
 1,000,000   U.S. Treasury N/B    5.875% 10/31/01    1,009,560
 2,500,000   U.S. Treasury Bonds  6.250%  4/30/01    2,527,025
 1,785,000   U.S. Treasury Bonds  6.250%  4/30/01    1,803,766
                                                    ----------

Total Investments

At Amortized Cost -- 97.8%                         $43,203,356

Other Assets, less Liabilities  -- 2.2%                404,647
                                                  ------------

Net Assets -- 100.0%                              $ 43,608,003
                                                 =============
See notes to financial statements


U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
-----------------------------------------------------------------------------------------------------------------------------------

government interests

$   1,500,000     Federal Home Loan Bank                 4.86%      10/5/01      $99.359   $1,490,385      4.89%     5.9%
    1,000,000     Federal Home Loan Bank                 5.78%     12/10/01       99.797      997,970      5.79%     6.0%
    1,700,000     Federal Home Loan Bank                 5.13%      2/26/02       99.297    1,688,049      5.16%     5.7%
    1,500,000     Federal Home Loan Bank                 6.75%       5/1/02      101.328    1,519,920      6.66%     5.6%
    1,500,000     FHLMC                                  6.63%      8/15/02      101.453    1,521,795      6.53%     5.6%
    2,000,000     Federal Home Loan Bank                 6.03%     11/26/02      100.656    2,013,120      5.99%     5.6%
      625,000     Federal Home Loan Bank                 7.35%      2/28/03      102.809      642,556      7.15%     7.2%
    1,000,000     FHLMC                                  6.00%      1/12/04       99.344      993,440      6.04%     6.2%

    1,500,000     FNMA Med Term NT                       5.25%     11/19/01       99.547    1,493,205      5.27%     5.8%
    1,925,000     FNMA Med Term NT                       5.90%       7/9/03       99.172    1,909,061      5.95%     6.0%
    1,300,000     FNMA Med Term NT                       6.17%       8/5/03       99.500    1,293,500      6.20%     6.2%
    1,500,000     FNMA Med Term NT                       5.94%      8/18/03       99.266    1,488,990      5.98%     6.1%
    1,500,000     FNMA Med Term NT                       5.86%      8/20/03       99.172    1,487,580      5.91%     5.9%
    1,500,000     FNMA Med Term NT                       5.35%     10/27/03       98.562    1,478,430      5.43%     5.8%
    1,000,000     FNMA Med Term NT                       5.86%      1/20/04       99.172      991,720      5.91%     6.1%
      850,000     FNMA Med Term NT                       6.00%     12/15/05      101.094      859,299      5.94%     5.8%

    1,000,000     U.S. Treasury Note                     6.38%      3/31/01      100.062    1,000,620      6.37%     5.9%
    1,000,000     U.S. Treasury Note                     6.38%      9/30/01      100.500    1,005,000      6.34%     5.6%
    8,650,000     U.S. Treasury Note                     7.50%     11/15/01      101.562    8,785,113      7.38%     5.6%
    6,000,000     U.S. Treasury Note                     6.38%      8/15/02      101.672    6,100,320      6.27%     5.3%
                                                                                          -----------

Total Investments (identified cost, $38,694,510) --  98.7%                                $38,760,073

Other Assets, Less Liabilities --  1.3%                                                       528,069
                                                                                          -----------

Net Assets -- 100.0%                                                                      $39,288,142
                                                                                         ============
Average Maturity  --  2.7 Years

(1) Unaudited.

See notes to financial statements


U.S. TREASURY PORTFOLIO (USTBP)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2000


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
-----------------------------------------------------------------------------------------------------------------------------------


$   1,275,000     U. S. Treasury Notes                   5.25%      1/31/01      $99.922  $ 1,274,006      5.25%     5.9%
    2,200,000     U. S. Treasury Notes                   5.00%      2/28/01       99.859    2,196,898      5.01%     5.7%
      500,000     U. S. Treasury Notes                   6.38%      9/30/01      100.500      502,500      6.34%     5.6%
    2,300,000     U. S. Treasury Notes                   6.50%      8/15/05      105.734    2,431,882      6.15%     5.1%
      900,000     U. S. Treasury Notes                   6.13%      8/15/07      105.297      947,673      5.82%     5.2%

      600,000     U.S  Treasury Bonds                   11.63%     11/15/04      122.391      734,346      9.50%     5.2%
    1,000,000     U.S  Treasury Bonds                   10.00%      5/15/10      117.906    1,179,060      8.48%     7.3%
    1,300,000     U.S  Treasury Bonds                   14.00%     11/15/11      143.156    1,861,028      9.78%     8.0%
    2,600,000     U.S  Treasury Bonds                    7.25%      5/15/16      117.625    3,058,250      6.16%     5.5%
       30,000     U.S  Treasury Bonds                    7.50%     11/15/16      120.531       36,159      6.22%     5.5%
      375,000     U.S  Treasury Bonds                    6.25%      8/15/23      108.156      405,585      5.78%     5.6%
    1,375,000     U.S  Treasury Bonds                    6.00%      2/15/26      105.375    1,448,906      5.69%     5.6%
    1,650,000     U.S  Treasury Bonds                    5.50%      8/15/28       99.156    1,636,074      5.55%     5.6%
                                                                                          -----------

Total Investments (identified cost, $17,125,081) -  97.9%                                 $17,712,367


Other Assets, less Liabilities - 2.1%                                                         382,704
                                                                                          -----------


Net Assets -  100.0%                                                                      $18,095,071
                                                                                         ============

Average Maturity -  10.8 Years(1)

(1) Unaudited.
See notes to financial statements

CURRENT INCOME PORTFOLIO (CIFP)
------------------------------------------------------------------------------
Portfolio of Investments - December 31, 2000



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value       Yield(1)
----------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 96.7%

$ 1,222,841       FNMA      #  535131                      6.00%        3/1/29        $ 96.843     $ 1,184,236       6.20%
          1       GNMA Pool #  000473                      7.50%       4/15/01          99.995               2       7.50%
        320       GNMA Pool #  001408                      6.50%       3/15/02          99.406             319       6.54%
        581       GNMA Pool #  003026                      8.00%       1/15/04         101.086             588       7.91%
        427       GNMA Pool #  003331                      8.00%       1/15/04         101.086             432       7.91%
      1,307       GNMA Pool #  004183                      8.00%       7/15/04         101.693           1,329       7.87%
        717       GNMA Pool #  007319                      6.50%      10/15/04          99.405             713       6.54%
        643       GNMA Pool #  004433                      9.00%      11/15/04         102.186             658       8.81%
        858       GNMA Pool #  005687                      7.25%       2/15/05         101.759             874       7.12%
      1,124       GNMA Pool #  005910                      7.25%       2/15/05         101.759           1,144       7.12%
      1,609       GNMA Pool #  005466                      8.50%       3/15/05         101.956           1,641       8.34%
        289       GNMA Pool #  005561                      8.50%       4/15/05         101.301             293       8.39%
      7,741       GNMA Pool #  007003                      8.00%       7/15/05         102.249           7,916       7.82%
      4,109       GNMA Pool #  009889                      7.25%       2/15/06         102.418           4,209       7.08%
        458       GNMA Pool #  011191                      7.25%       4/15/06         102.571             470       7.07%
      2,583       GNMA Pool #  009106                      8.25%       5/15/06         102.408           2,646       8.06%
      2,676       GNMA Pool #  012526                      8.00%      11/15/06         102.695           2,748       7.79%
    754,016       GNMA Pool #  436214                      6.50%       2/15/13         100.813         760,147       6.45%
    738,234       GNMA Pool #  442996                      6.00%       6/15/13          99.187         732,232       6.05%
     29,106       GNMA Pool #  151443                     10.00%       3/15/16         108.493          31,579       9.22%
     17,661       GNMA Pool #  153564                     10.00%       4/15/16         108.248          19,118       9.24%
     51,967       GNMA Pool #  172558                      9.50%       8/15/16         105.562          54,858       9.00%
     22,693       GNMA Pool #  180033                      9.50%       9/15/16         105.562          23,955       9.00%
     17,686       GNMA Pool #  177784                      8.00%      10/15/16         103.812          18,361       7.71%
      4,664       GNMA Pool #  188060                      9.50%      10/15/16         105.562           4,924       9.00%
    123,334       GNMA Pool #  176992                      8.00%      11/15/16         103.812         128,036       7.71%
    169,437       GNMA Pool #  203369                      8.00%      12/15/16         103.812         175,896       7.71%
      1,260       GNMA Pool #  190959                      8.50%       2/15/17         104.087           1,312       8.17%
    308,720       GNMA Pool #  194926                      8.50%       2/15/17         104.087         321,338       8.17%
     49,431       GNMA Pool #  194287                      9.50%       3/15/17         105.687          52,242       8.99%
      6,485       GNMA Pool #  196063                      8.50%       3/15/17         104.094           6,751       8.17%
     53,837       GNMA Pool #  207019                      8.00%       3/15/17         103.812          55,890       7.71%
     40,230       GNMA Pool #  192357                      8.00%       4/15/17         103.812          41,765       7.71%
    228,279       GNMA Pool #  194057                      8.50%       4/15/17         104.094         237,625       8.17%
      8,601       GNMA Pool #  208076                      8.00%       4/15/17         103.500           8,902       7.73%
      5,161       GNMA Pool #  210618                      9.50%       4/15/17         105.687           5,455       8.99%
     13,940       GNMA Pool #  220917                      8.50%       4/15/17         104.087          14,511       8.17%
     20,431       GNMA Pool #  211231                      8.50%       5/15/17         104.094          21,268       8.17%
    133,277       GNMA Pool #  219335                      8.00%       5/15/17         103.812         138,358       7.71%
    144,953       GNMA Pool #  220703                      8.00%       5/15/17         103.812         150,479       7.71%
     32,745       GNMA Pool #  212601                      8.50%       6/15/17         104.094          34,086       8.17%
     49,222       GNMA Pool #  223133                      9.50%       7/15/17         105.687          52,022       8.99%
      5,178       GNMA Pool #  210520                     10.50%       8/15/17         110.531           5,724       9.50%
     30,185       GNMA Pool #  223126                     10.00%       8/15/17         109.031          32,912       9.17%
     14,891       GNMA Pool #  206740                     10.00%      10/15/17         109.031          16,237       9.17%
     19,700       GNMA Pool #  250412                      8.00%       3/15/18         103.812          20,451       7.71%
     22,874       GNMA Pool #  230223                      9.50%       4/15/18         105.812          24,204       8.98%
     18,618       GNMA Pool #  251241                      9.50%       6/15/18         105.812          19,700       8.98%
      4,758       GNMA Pool #  224078                     10.00%       7/15/18         109.031           5,189       9.17%
     16,018       GNMA Pool #  245580                      9.50%       7/15/18         105.812          16,949       8.98%
     11,973       GNMA Pool #  223348                     10.00%       8/15/18         109.031          13,055       9.17%
      7,823       GNMA Pool #  247473                     10.00%       9/15/18         106.736           8,351       9.37%
     14,046       GNMA Pool #  247872                     10.00%       9/15/18         109.031          15,315       9.17%
     28,112       GNMA Pool #  258911                      9.50%       9/15/18         105.812          29,746       8.98%
     23,208       GNMA Pool #  260999                      9.50%       9/15/18         105.812          24,557       8.98%
      4,077       GNMA Pool #  223588                     10.00%      12/15/18         109.031           4,446       9.17%
     33,782       GNMA Pool #  228308                     10.00%       1/15/19         109.031          36,833       9.17%
     17,045       GNMA Pool #  263439                     10.00%       2/15/19         109.031          18,585       9.17%
     14,764       GNMA Pool #  266983                     10.00%       2/15/19         109.031          16,098       9.17%
      6,936       GNMA Pool #  273690                      9.50%       8/15/19         105.937           7,349       8.97%
     18,849       GNMA Pool #  275456                      9.50%       8/15/19         105.937          19,969       8.97%
     10,809       GNMA Pool #  228483                      9.50%       9/15/19         105.937          11,451       8.97%
     52,645       GNMA Pool #  247681                      9.00%      11/15/19         105.374          55,475       8.54%
     16,708       GNMA Pool #  274489                      9.50%      12/15/19         105.937          17,700       8.97%
      6,748       GNMA Pool #  277205                      9.00%      12/15/19         105.374           7,111       8.54%
     35,439       GNMA Pool #  211013                      9.00%       1/15/20         105.374          37,344       8.54%
      5,505       GNMA Pool #  275538                      9.50%       1/15/20         105.937           5,832       8.97%
     42,777       GNMA Pool #  286556                      9.00%       3/15/20         105.312          45,050       8.55%
     55,079       GNMA Pool #  289092                      9.00%       4/15/20         105.312          58,006       8.55%
     63,851       GNMA Pool #  285744                      9.00%       5/15/20         105.312          67,244       8.55%
      5,600       GNMA Pool #  291933                      9.50%       7/15/20         106.062           5,940       8.96%
     26,707       GNMA Pool #  265267                      9.50%       8/15/20         105.812          28,260       8.98%
      6,155       GNMA Pool #  290700                      9.00%       8/15/20         105.312           6,482       8.55%
      6,503       GNMA Pool #  297345                      8.50%       8/15/20         104.000           6,764       8.17%
      1,002       GNMA Pool #  287999                      9.00%       9/15/20         105.312           1,056       8.55%
     56,648       GNMA Pool #  302713                      9.00%       2/15/21         105.250          59,622       8.55%
     51,545       GNMA Pool #  206762                      9.00%       4/15/21         105.250          54,252       8.55%
     38,407       GNMA Pool #  001596                      9.00%       4/20/21         103.468          39,739       8.70%
      4,947       GNMA Pool #  302723                      8.50%       5/15/21         103.968           5,144       8.18%
     85,366       GNMA Pool #  304512                      8.50%       5/15/21         103.968          88,754       8.18%
      5,406       GNMA Pool #  293666                      8.50%       6/15/21         103.968           5,621       8.18%
     29,422       GNMA Pool #  301366                      8.50%       6/15/21         103.968          30,590       8.18%
     11,856       GNMA Pool #  302781                      8.50%       6/15/21         103.968          12,327       8.18%
     38,864       GNMA Pool #  302933                      8.50%       6/15/21         103.968          40,406       8.18%
      2,922       GNMA Pool #  289949                      8.50%       7/15/21         103.968           3,038       8.18%
        287       GNMA Pool #  294209                      9.00%       7/15/21         105.250             302       8.55%
    129,660       GNMA Pool #  305091                      9.00%       7/15/21         105.250         136,468       8.55%
      3,972       GNMA Pool #  306669                      8.00%       7/15/21         102.999           4,091       7.77%
     64,237       GNMA Pool #  308792                      9.00%       7/15/21         105.250          67,610       8.55%
     25,242       GNMA Pool #  311087                      8.50%       7/15/21         103.968          26,245       8.18%
     69,094       GNMA Pool #  306693                      8.50%       9/15/21         103.968          71,836       8.18%
     68,895       GNMA Pool #  314581                      9.50%      10/15/21         106.031          73,051       8.96%
      4,674       GNMA Pool #  218420                      8.50%      11/15/21         103.968           4,860       8.18%
    104,990       GNMA Pool #  316615                      8.50%      11/15/21         103.968         109,156       8.18%
    106,287       GNMA Pool #  317069                      8.50%      12/15/21         103.968         110,505       8.18%
    204,246       GNMA Pool #  222112                      8.00%       1/15/22         102.999         210,372       7.77%
    257,363       GNMA Pool #  315754                      8.00%       1/15/22         102.999         265,082       7.77%
    255,734       GNMA Pool #  316240                      8.00%       1/15/22         102.999         263,404       7.77%
    153,028       GNMA Pool #  321976                      8.50%       1/15/22         103.968         159,101       8.18%
    370,697       GNMA Pool #  315388                      8.00%       2/15/22         102.999         381,814       7.77%
    143,088       GNMA Pool #  318776                      8.00%       2/15/22         102.999         147,380       7.77%
      2,048       GNMA Pool #  318793                      8.50%       2/15/22         103.843           2,127       8.19%
    219,255       GNMA Pool #  323929                      8.00%       2/15/22         102.999         225,831       7.77%
     11,296       GNMA Pool #  314222                      8.50%       4/15/22         103.843          11,730       8.19%
    233,541       GNMA Pool #  319441                      8.50%       4/15/22         103.843         242,516       8.19%
    143,703       GNMA Pool #  317351                      8.00%       5/15/22         102.999         148,013       7.77%
    187,971       GNMA Pool #  317358                      8.00%       5/15/22         102.999         193,609       7.77%
     74,957       GNMA Pool #  321806                      8.00%       5/15/22         102.999          77,206       7.77%
    254,732       GNMA Pool #  321807                      8.00%       5/15/22         102.999         262,372       7.77%
    379,548       GNMA Pool #  323226                      8.00%       6/15/22         102.999         390,931       7.77%
    187,124       GNMA Pool #  325165                      8.00%       6/15/22         102.999         192,737       7.77%
    153,253       GNMA Pool #  315187                      8.00%       6/15/22         102.999         157,850       7.77%
     49,936       GNMA Pool #  325651                      8.00%       6/15/22         102.999          51,434       7.77%
    256,140       GNMA Pool #  329540                      7.50%       8/15/22         102.062         261,422       7.35%
    243,114       GNMA Pool #  335746                      8.00%      10/15/22         102.999         250,405       7.77%
    227,746       GNMA Pool #  335950                      8.00%      10/15/22         102.999         234,576       7.77%
     91,331       GNMA Pool #  331361                      8.00%      11/15/22         102.999          94,071       7.77%
    607,261       GNMA Pool #  000545                      7.50%      12/20/22         101.798         618,180       7.37%
    929,715       GNMA Pool #  000723                      7.50%       1/20/23         101.798         946,432       7.37%
    666,341       GNMA Pool #  329982                      7.50%       2/15/23         102.031         679,875       7.35%
    868,100       GNMA Pool #  350372                      7.00%       4/15/23         100.750         874,611       6.95%
  1,372,398       GNMA Pool #  348103                      7.00%       6/15/23         100.750       1,382,691       6.95%
    656,126       GNMA Pool #  350659                      7.50%       6/15/23         102.031         669,452       7.35%
    712,047       GNMA Pool #  001268                      8.00%       7/20/23         102.499         729,842       7.80%
  1,411,195       GNMA Pool #  336488                      7.00%       8/15/23         100.750       1,421,779       6.95%
    563,649       GNMA Pool #  348213                      6.50%       8/15/23          99.344         559,952       6.54%
    898,388       GNMA Pool #  350938                      6.50%       8/15/23          99.344         892,495       6.54%
    758,154       GNMA Pool #  352110                      7.00%       8/15/23         100.750         763,840       6.95%
    602,717       GNMA Pool #  363429                      7.00%       8/15/23         100.750         607,237       6.95%
  1,098,354       GNMA Pool #  367806                      6.50%       9/15/23          99.344       1,091,149       6.54%
    655,683       GNMA Pool #  367414                      6.00%      11/15/23          97.531         639,495       6.15%
  1,476,335       GNMA Pool #  370773                      6.00%      11/15/23          97.531       1,439,885       6.15%
  1,026,547       GNMA Pool #  352001                      6.50%      12/15/23          99.344       1,019,814       6.54%
  1,245,025       GNMA Pool #  368238                      7.00%      12/15/23         100.750       1,254,363       6.95%
  1,501,140       GNMA Pool #  368502                      7.00%       2/15/24         100.750       1,512,399       6.95%
  1,882,519       GNMA Pool #  372050                      6.50%       2/15/24          99.312       1,869,568       6.55%
    694,784       GNMA Pool #  376400                      6.50%       2/15/24          99.344         690,227       6.54%
    711,815       GNMA Pool #  387189                      7.00%       2/15/24         100.718         716,927       6.95%
    303,639       GNMA Pool #  001788                      7.00%       7/20/24         100.375         304,778       6.97%
  1,845,115       GNMA Pool #  376218                      7.50%       8/15/25         101.875       1,879,711       7.36%
    398,974       GNMA Pool #  398251                      7.50%       9/15/25         101.875         406,455       7.36%
  2,929,554       GNMA Pool #  413152                      8.00%      10/15/25         102.749       3,010,088       7.79%
    370,599       GNMA Pool #  414736                      7.50%      11/15/25         101.875         377,548       7.36%
  1,979,987       GNMA Pool #  410215                      7.50%      12/15/25         101.875       2,017,112       7.36%
    805,821       GNMA Pool #  405558                      7.50%       1/15/26         101.875         820,931       7.36%
    346,018       GNMA Pool #  417225                      7.50%       1/15/26         101.875         352,506       7.36%
    264,179       GNMA Pool #  394805                      7.50%       2/15/26         101.875         269,132       7.36%
    835,098       GNMA Pool #  417276                      7.00%       2/15/26         100.593         840,051       6.96%
  2,406,275       GNMA Pool #  420707                      7.00%       2/15/26         100.593       2,420,544       6.96%
  1,034,575       GNMA Pool #  422506                      6.50%       3/15/26          99.031       1,024,551       6.56%
    441,520       GNMA Pool #  424173                      7.50%       3/15/26         101.813         449,526       7.37%
    485,873       GNMA Pool #  421829                      7.50%       4/15/26         101.813         494,683       7.37%
    385,265       GNMA Pool #  002218                      7.50%       5/20/26         101.532         391,168       7.39%
    606,491       GNMA Pool #  780518                      7.00%       6/15/26         100.531         609,712       6.96%
    259,206       GNMA Pool #  431036                      8.00%       7/15/26         102.687         266,171       7.79%
  1,166,286       GNMA Pool #  002268                      7.50%       8/20/26         101.532       1,184,154       7.39%
  1,264,635       GNMA Pool #  780429                      7.50%       9/15/26         101.813       1,287,563       7.37%
    412,527       GNMA Pool #  372379                      8.00%      10/15/26         102.687         423,612       7.79%
    751,006       GNMA Pool #  442063                      7.00%      10/15/26         100.531         754,994       6.96%
  1,244,321       GNMA Pool #  431612                      8.00%      11/15/26         102.687       1,277,756       7.79%
    664,030       GNMA Pool #  436723                      7.50%      11/15/26         101.813         676,070       7.37%
    503,896       GNMA Pool #  442190                      8.00%      12/15/26         102.687         517,436       7.79%
    444,499       GNMA Pool #  442193                      7.50%      12/15/26         101.813         452,558       7.37%
  1,605,339       GNMA Pool #  440166                      7.00%       2/15/27         100.531       1,613,864       6.96%
  1,894,641       GNMA Pool #  448490                      7.50%       3/15/27         101.750       1,927,797       7.37%
  2,145,669       GNMA Pool #  436777                      7.00%       4/15/27         100.468       2,155,711       6.97%
    813,772       GNMA Pool #  446943                      7.00%       4/15/27         100.468         817,581       6.97%
    103,781       GNMA Pool #  423114                      7.00%       9/15/27         100.468         104,267       6.97%
  1,215,987       GNMA Pool #  430279                      7.00%      10/15/27         100.468       1,221,678       6.97%
    398,221       GNMA Pool #  460698                      7.00%      10/15/27         100.468         400,085       6.97%
  1,069,156       GNMA Pool #  458712                      7.00%      11/15/27         100.468       1,074,160       6.97%
  1,243,778       GNMA Pool #  460726                      6.50%      12/15/27          98.937       1,230,557       6.57%
    684,144       GNMA Pool #  372468                      6.50%      12/15/27          98.937         676,872       6.57%
    438,791       GNMA Pool #  427199                      7.00%      12/15/27         100.468         440,845       6.97%
    838,457       GNMA Pool #  462444                      6.50%      12/15/27          98.937         829,545       6.57%
  2,036,645       GNMA Pool #  458762                      6.50%       1/15/28          98.937       2,014,996       6.57%
  1,173,872       GNMA Pool #  462623                      6.50%       3/15/28          98.875       1,160,667       6.57%
    794,260       GNMA Pool #  469226                      6.50%       3/15/28          98.875         785,325       6.57%
  1,653,002       GNMA Pool #  472028                      6.50%       5/15/28          98.875       1,634,406       6.57%
  1,228,088       GNMA Pool #  480030                      6.50%       6/15/28          98.875       1,214,273       6.57%
  1,322,385       GNMA Pool #  449176                      6.50%       7/15/28          98.875       1,307,509       6.57%
    829,162       GNMA Pool #  468173                      7.00%       8/15/28         100.437         832,786       6.97%
  1,656,593       GNMA Pool #  484195                      6.50%       8/15/28          98.875       1,637,957       6.57%
  3,081,689       GNMA Pool #  486482                      6.50%       9/15/28          98.875       3,047,020       6.57%
  1,800,761       GNMA Pool #  469615                      6.50%      10/15/28          98.875       1,780,503       6.57%
  1,367,669       GNMA Pool #  457100                      6.50%      11/15/28          98.875       1,352,283       6.57%
    894,482       GNMA Pool #  002671                      6.00%      11/20/28          96.719         865,135       6.20%
    925,935       GNMA Pool #  510083                      7.00%       7/15/29         100.437         929,982       6.97%
  1,477,733       GNMA Pool #  434505                      7.50%       8/15/29         101.718       1,503,121       7.37%
    934,266       GNMA Pool #  000024                      8.50%      12/20/29         102.875         961,127       8.26%
    937,925       GNMA Pool #  002897                      8.00%       3/20/30         102.344         959,911       7.82%
  2,970,466       GNMA Pool #  002909                      8.00%       4/20/30         102.344       3,040,094       7.82%
                                                                                                   -----------
Total Government Interests (identified cost, $90,248,385) -  96.7%                                $ 90,567,393
                                                                                                   -----------

                                                           Reserve Funds -- 2.6%

Face Amount

  2,390,000       American Express Corp.                  6.485%       1/02/01                     $ 2,390,000
                                                                                                   -----------

TOTAL INVESTMENTS (identified cost, $92,638,385) - 99.3%                                            92,957,393

Other Assets, less Liabilities - 0.7%                                                                  692,852
                                                                                                   -----------

Net Assets - 100.0%                                                                               $ 93,650,245
                                                                                                  ============

(1) Unaudited.
See notes to financial statements

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460



ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         INDEPENDENT AUDITORS

         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022

         THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF A MUTUAL FUND UNLESS ACCOMPANIED OR PRECEDED BY A FUND'S CURRENT PROSPECTUS.